CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.11

Execution Version

SECOND AMENDED AND RESTATED GAS GATHERING AGREEMENT

by and between

HESS TRADING CORPORATION,

as Shipper

and

HESS NORTH DAKOTA PIPELINES LLC,

as Gatherer

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

TABLE OF CONTENTS

Page
ARTICLE 1 DEFINITIONS; RULES OF CONSTRUCTION	1

Section 1.1 Definitions	1
Section 1.2 References and Rules of Construction	2

ARTICLE 2 GATHERING SYSTEM; TERM	2

Section 2.1 Gathering System	2
Section 2.2 Term	2

ARTICLE 3 SYSTEM SERVICES	3

Section 3.1 System Services	3
Section 3.2 Services Standard	4
Section 3.3 Drip Liquids	4
Section 3.4 Exchange of Information	4
Section 3.5 Reports	4

ARTICLE 4 DEDICATION OF PRODUCTION	5

Section 4.1 Dedication	5
Section 4.2 Conflicting Dedications	6
Section 4.3 Shipper's Reservations	6
Section 4.4 Releases from Dedication	7

ARTICLE 5 DEVELOPMENT PLAN; GATHERING SYSTEM PLAN; GATHERING SYSTEM EXPANSION AND CONNECTION OF WELLS	8

Section 5.1 Development Plans	8
Section 5.2 Gathering System Plans	10
Section 5.3 Agreement on Proposed Development Plan and Gathering System Plan; Meetings; Amendments to Currently Agreed Development Plan and Gathering System Plan	13
Section 5.4 Expansion of Gathering System; Committed Build-Outs; and System Acquisitions	15

ARTICLE 6 MINIMUM VOLUME COMMITMENT; SHORTFALL CREDITS	16

Section 6.1 MVC	16
Section 6.2 MVC Shortfall Credits	17

i

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

APPENDICES AND EXHIBITS

APPENDIX I	OPERATING TERMS AND CONDITIONS
APPENDIX II	DEFINITIONS

EXHIBIT A-1	GOLIATH SUBSYSTEM
EXHIBIT A-2	HAWKEYE SUBSYSTEM
EXHIBIT A-3	RED SKY SUBSYSTEM
EXHIBIT A-4	LIQUIDS LINES
EXHIBIT B-1	DEDICATED AREA
EXHIBIT B-2	DEDICATED THIRD PARTY CONTRACTS
EXHIBIT C	CONFLICTING DEDICATIONS
EXHIBIT D	CURRENT DEVELOPMENT PLAN
EXHIBIT E	CURRENT GATHERING SYSTEM PLAN
EXHIBIT F	CURRENT MINIMUM VOLUME COMMITMENTS
EXHIBIT G-1	CURRENT FEES
EXHIBIT G-2	TARIFF FEE RECALCULATION MODEL
EXHIBIT G-3	SECONDARY TERM FEES
EXHIBIT H	RECEIPT POINTS
EXHIBIT I	DELIVERY POINTS
EXHIBIT J	INSURANCE
EXHIBIT K	NOTICE INFORMATION

v

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDED AND RESTATED GAS GATHERING AGREEMENT

THIS SECOND AMENDED AND RESTATED GAS GATHERING AGREEMENT (as the same may be amended from time to time in accordance herewith, this "Agreement") is made effective for all purposes (except as expressly set forth herein) as of January 1, 2014 at 12:01 a.m. CCT (the "Effective Time"), by and between Hess Trading Corporation, a Delaware corporation ("Shipper"), and Hess North Dakota Pipelines LLC, a Delaware limited liability company ("Gatherer"). Shipper and Gatherer are sometimes together referred to in this Agreement as the "Parties" and individually as a "Party".

RECITALS

WHEREAS, Shipper and Gatherer entered into that certain Amended and Restated Gas Gathering Agreement, dated as of the Effective Time (such agreement, as the same has been amended, modified or supplemented as of the date hereof, the "A&R Agreement").

WHEREAS, Gatherer owns, operates and maintains the Gathering System (as defined herein), which allows Gatherer to gather Gas (as defined herein) and Injected Liquids (as defined herein) from various receipt point(s) and to redeliver Gas, Injected Liquids and Drip Liquids (as defined herein) to various delivery point(s).

WHEREAS, Shipper owns or Controls (as defined herein), and has the right to Tender (as defined herein), certain Gas (such Gas, "Shipper Gas") and certain Injected Liquids (such Injected Liquids, "Shipper Injected Liquids") into the Gathering System, and Gatherer desires to provide the System Services (as defined herein) for the Shipper Gas and Shipper Injected Liquids, on the terms and subject to the conditions in this Agreement.

WHEREAS, the Parties desire to amend and restate the A&R Agreement to modify certain terms and conditions set forth therein.

AGREEMENTS

NOW, THEREFORE, in consideration of the mutual agreements, covenants, and conditions in this Agreement contained, Gatherer and Shipper hereby agree to amend and restate the A&R Agreement in its entirety as follows:

ARTICLE 1

DEFINITIONS; RULES OF CONSTRUCTION

Section 1.1 Definitions. As used in this Agreement, capitalized words and terms shall have the meaning ascribed to such terms in Appendix II attached hereto.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 1.2 References and Rules of Construction. All references in this Agreement to Exhibits, Appendices, Articles, Sections, subsections and other subdivisions refer to the corresponding Exhibits, Appendices, Articles, Sections, subsections and other subdivisions of or to this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections and other subdivisions of this Agreement are for convenience only, do not constitute any part of this Agreement, and shall be disregarded in construing the language hereof. The words "this Agreement", "herein", "hereby", "hereunder" and "hereof", and words of similar import, refer to this Agreement as a whole and not to any particular Article, Section, subsection or other subdivision unless expressly so limited. The word "including" (in its various forms) means "including without limitation". All references to "$" or "dollars" shall be deemed references to "United States dollars". Each accounting term not defined herein will have the meaning given to it under generally accepted accounting principles. Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender, and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires. References to any Law means such Law as it may be amended from time to time.

ARTICLE 2

GATHERING SYSTEM; TERM

Section 2.1 Gathering System. The "Gathering System" means all of the Subsystems, collectively (including, for the avoidance of doubt, any Subsystem Extensions with respect thereto). As of the execution of this Agreement, there are three existing Subsystems: (a) the "Goliath Subsystem", which is the Gas gathering system owned by Gatherer and more particularly described on Exhibit A-1; (b) the "Hawkeye Subsystem", which is the Gas gathering system owned by Gatherer and more particularly described on Exhibit A-2; and (c) the "Red Sky Subsystem", which is the Gas gathering system owned by Gatherer and more particularly described on Exhibit A-3, in each case, as such Subsystems may be modified and/or extended from time to time, including pursuant to a Subsystem Extension. As of the execution of this Agreement, each Subsystem contains certain "Liquids Lines" that are existing Injected Liquids and Drip Liquids transportation lines owned by Gatherer and more particularly described on Exhibit A-4, in each case, as such Liquids Lines may be modified and/or extended from time to time, including pursuant to a Subsystem Extension for the relevant Subsystem to which such Liquids Lines are connected.

Section 2.2 Term. Subject to earlier termination pursuant to Section 10.1 (a) this Agreement shall commence at the Effective Time and shall remain in effect until (i) with respect to the System Services to be provided on the Goliath Subsystem, the 15th anniversary of the Effective Time, and (ii) with respect to the System Services to be provided on each of the Hawkeye Subsystem and the Red Sky Subsystem, the 10th anniversary of the Effective Time (each of the foregoing initial terms, the "Initial Term" with respect to the applicable Subsystem), (b) Gatherer shall have the option, exercisable by the delivery of written Notice to Shipper on or before the date that is three Years prior to the expiration of each applicable Initial Term, to renew

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

this Agreement with respect to the System Services to be provided on the applicable Subsystem for (i) in the case of the System Services to be provided on the Goliath Subsystem, one additional five Year period, and (ii) in the case of the System Services to be provided on each of the Hawkeye Subsystem and the Red Sky Subsystem, one additional ten Year period (each of the foregoing subsequent terms, the "Secondary Term" with respect to the applicable Subsystem), and (c) thereafter, this Agreement shall automatically renew with respect to the System Services to be provided on the applicable Subsystem for successive Yearly periods unless terminated by either Party through the delivery of written Notice to the other Party on or before the date that is 180 Days prior to the end of the applicable Secondary Term or the then-current applicable Yearly term, as applicable (with respect to any Subsystem individually, its Initial Term, its Secondary Term and any subsequent Yearly renewal periods in respect of such Subsystem, collectively, the "Term"). Should Gatherer elect to renew this Agreement for the Secondary Term in respect of any Subsystem pursuant to this Section 2.2, then, upon the beginning of the applicable Secondary Term (and thereafter during the Term of this Agreement as it pertains to the System Services to be provided on such Subsystem), the provisions of Section 7.1(i) and Exhibit G-3 shall be applicable with respect to the System Services to be provided on the applicable Subsystem hereunder. For the avoidance of doubt, during the Initial Term with respect to any Subsystem, the provisions of Section 7.1(i) and Exhibit G-3 shall not be applicable hereunder with respect to the System Services to be provided on such Subsystem.

ARTICLE 3

SYSTEM SERVICES

Section 3.1 System Services. Subject to the provisions of this Agreement and rights of all applicable Governmental Authorities, during the Term applicable to each Subsystem, Gatherer shall provide, or cause to be provided, the following services with respect to Shipper Gas and Shipper Injected Liquids on such Subsystem, in each case, in accordance with the terms and conditions of this Agreement (collectively, whether in relation to a single Subsystem or the Gathering System as a whole, the "System Services"):

(a) "Gathering Services", which means: (i) the receipt of Shipper Gas Tendered by or on behalf of Shipper at the Receipt Points (other than the Injection Points); (ii) the gathering of such Shipper Gas; (iii) the receipt of Shipper Injected Liquids Tendered by or on behalf of Shipper at the Injection Points; (iv) the redelivery of Gas and, subject to Section 3.3, Drip Liquids at the relevant Delivery Points (as nominated by Shipper) for Shipper's account, with an equivalent Thermal Content to such Shipper Gas, less System Fuel and Losses allocated to Shipper in accordance with this Agreement; (v) the redelivery of Injected Liquids at the relevant Delivery Points (as nominated by Shipper) for Shipper's account, with an equivalent Thermal Content to such Shipper Injected Liquids, less System Fuel and Losses allocated to Shipper in accordance with this Agreement; and (vi) the metering of such Shipper Gas and Shipper Injected Liquids at the Receipt Points (including the Injection Points, as applicable) and Delivery Points;

(b) "Compression Services", which means the combined dehydrating and compressing, to applicable tariff requirements, of Shipper Gas on the Gathering System; and

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c) those other services to be performed by Gatherer in respect of Shipper Gas and Shipper Injected Liquids as set forth in this Agreement.

Section 3.2 Services Standard. Gatherer agrees to own, operate, and maintain, at its sole cost, risk and expense, the Gathering System and the other facilities, in each case, necessary to provide the System Services contemplated in this Agreement in accordance with the then-current Development Plan and Gathering System Plan and in a good and workmanlike manner in accordance with standards customary in the industry in the geographic area where the Gathering System is located.

Section 3.3 Drip Liquids. The Parties acknowledge and agree that Drip Liquids may result from the normal operation of the Gathering System and the provision of the System Services to Shipper Gas hereunder. Such Drip Liquids shall be collected by Gatherer at various collection points, including drip pots, dew-pointing locations, compressor inlet receivers, and pigging collection points, located on each Subsystem (each, a "Drip Point").

(a) To the extent that any Drip Liquids allocated to Shipper in accordance with this Agreement and collected at a Drip Point are able to be re-delivered by Gatherer via the Liquids Lines from such Drip Point to the applicable Delivery Point nominated by Shipper, such Drip Liquids shall be so re-delivered by Gatherer.

(b) Notwithstanding the foregoing, to the extent that any Drip Liquids allocated to Shipper in accordance with this Agreement and collected at a Drip Point are not able to be re-delivered by Gatherer via the Liquids Lines to the applicable Delivery Point nominated by Shipper, then (i) Gatherer shall have no further obligation to gather or transport such Drip Liquids, (ii) regardless of the Delivery Point nominated by Shipper with respect to such Drip Liquids, the applicable Drip Point shall be deemed to be the Delivery Point with respect to such Drip Liquids, and (iii) Shipper shall have the obligation to provide the means to transport such Drip Liquids away from such Drip Points promptly upon such Drip Liquids being collected at such Drip Points.

Section 3.4 Exchange of Information. Each Party agrees to use its reasonable efforts to provide, on a timely basis, such information to the other Party as may be reasonably needed by such other Party to perform its obligations hereunder (including, in the case of Gatherer, to provide the System Services hereunder).

Section 3.5 Reports. Gatherer shall file all necessary reports and/or notices required by applicable Laws with respect to the performance by Gatherer of the System Services pursuant to this Agreement.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE 4

DEDICATION OF PRODUCTION

Section 4.1 Dedication.

(a) Subject to the provisions of Section 4.1 through Section 4.4 and Article 17, Shipper exclusively dedicates and commits to deliver to Gatherer under this Agreement all:

(i) Shipper Gas formerly owned or Controlled by Producer and produced from those oil and gas properties located in the area described on Exhibit B-1 (such area, as the same may be modified from time to time by the Parties hereunder, the "Dedicated Area") that are operated by Producer or that are not operated by Producer, but from which Producer has elected to take its applicable production in-kind (such Gas, "Dedicated Producer Gas"); and

(ii) Effective as of January 1, 2019, Shipper Gas that Shipper owns or Controls through one of the Third Party Contracts described on Exhibit B-2 attached hereto (such Third Party Contracts, the "Dedicated Third Party Contracts"). Shipper shall have the right from time to time during the Term applicable to each Subsystem to add additional Third Party Contracts as Dedicated Third Party Contracts under this Agreement by delivery of Notice to Gatherer pursuant to Section 19.2 indicating Shipper's intent to add a Third Party Contract to Exhibit B-2 as a Dedicated Third Party Contract. Pending any formal amendment of Exhibit B-2 to update the list of Dedicated Third Party Contracts contained thereon, the Parties acknowledge and agree that Shipper's delivery of Notice to Gatherer pursuant to this Section 4.1(a)(ii) and Section 19.2 indicating Shipper's intent to dedicate a Third Party Contract under this Agreement as a "Dedicated Third Party Contract" shall be sufficient to classify (A) such Third Party Contract as a "Dedicated Third Party Contract" for all purposes hereunder until Exhibit B-2 is formally amended to include the same, and (B) all volumes owned or Controlled by Shipper pursuant to such Third Party Contract and delivered to Gatherer hereunder (to the extent such volumes were delivered from and after the last update of Exhibit B-2 and prior to the delivery of such written notice or after the delivery of such notice) as "Third Party Volumes" for all purposes hereunder.

provided, however, that notwithstanding anything herein to the contrary, with respect to all periods prior to January 1, 2019, the definition of "Dedicated Contract" contained in the A&R Agreement and the provisions of the A&R Agreement pertaining to "Dedicated Contracts" shall, in each case, remain applicable hereunder with respect to the System Services provided during such period, and all volumes of Shipper Gas that Shipper owned or Controlled pursuant to any "Dedicated Contract" shall explicitly constitute "Tariff Volumes" hereunder with respect to such period.

(b) All Dedicated Producer Gas and all Shipper Gas subject to a Dedicated Third Party Contract that (i) is not described in Section 4.1(c)(i), (ii) is not subject to a Conflicting Dedication, (iii) has not been reserved and utilized by Shipper pursuant to Section 4.3, and (iv) has not been released (either temporarily or permanently) from dedication pursuant to Section 4.4, is referred to collectively hereunder as "Dedicated Production".

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(c) Notwithstanding the foregoing:

(i) any Dedicated Producer Gas (A) that is produced from a well that was drilled and completed, and is operated, in each case, by a Non-Party that is not an Affiliate of Shipper, and (B) that such Non-Party operator (and not Shipper or any of Shipper's Affiliates) markets under applicable contractual arrangements with respect to such well and such Shipper Gas, shall not be considered "Dedicated Production" hereunder; and

(ii) no Dedicated Third Party Contract may be amended, modified or otherwise supplemented by Shipper such that the volume of Dedicated Production resulting therefrom would be reduced without the prior written consent of Gatherer, such consent not to be unreasonably withheld; provided, however, that such restrictions shall not apply to (A) any termination or expiration of any such Dedicated Third Party Contract pursuant to its terms, or (B) the removal of any individual Well from the coverage of any such Dedicated Third Party Contract that, on average, produces less than 100 Mcf of Gas a Month.

Section 4.2 Conflicting Dedications. Notwithstanding anything in this Agreement to the contrary, Shipper shall have the right to comply with each gathering agreement or any commitment or arrangement (including any volume commitment) that would require any Shipper Gas to be gathered on any gathering system or similar system other than the Gathering System (each, a "Conflicting Dedication") that (a) is in effect as of January 1, 2018 and is described in Exhibit C, or (b) is applicable and in effect as of the date that Shipper acquires Control of any Gas produced from lands covered by the Dedicated Area that was not under the Control of Shipper as of January 1, 2018. Notwithstanding the foregoing, Shipper shall only have the right to comply with the applicable Conflicting Dedication up to and until the first Day of the Month following the termination of such Conflicting Dedication (without giving effect to any right of Shipper to renew or extend the term of such Conflicting Dedication). For the avoidance of doubt, any Shipper Gas that, but for a Conflicting Dedication, would be considered "Dedicated Production" hereunder, shall, automatically upon the termination of the applicable Conflicting Dedication, be considered "Dedicated Production" hereunder. As of January 1, 2018, Shipper represents that, except as set forth in Exhibit C, the Dedicated Production is not subject to any Conflicting Dedication.

Section 4.3 Shipper's Reservations. Shipper reserves the following rights respecting Dedicated Producer Gas and all Shipper Gas subject to a Dedicated Third Party Contract for itself: (a) to deliver or furnish to the applicable lessors and holders of other burdens on production such Shipper Gas as is required to satisfy the terms of the applicable oil and gas leases or other applicable instruments; and (b) the sole and exclusive right to process or arrange for the processing (including for purposes of liquids extraction) of such Shipper Gas.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 4.4 Releases from Dedication.

(a) If Gatherer has failed to complete the facilities necessary to connect a Planned Receipt Point to the Gathering System within:

(i) 90 Days of the applicable Target Completion Date contained in the then-currently agreed Gathering System Plan, then, upon written Notice from Shipper to Gatherer, Shipper shall be entitled to:

(A) in the case of any such written Notice delivered during the Initial Term applicable to the relevant Subsystem: (1) request a temporary Recalculation Election pursuant to Section 7.1(e)(y), in which case (x) the Dedicated Production Estimate that is applicable to such Planned Receipt Point will be deemed deleted from the Dedicated Production Estimate contained in the then-currently agreed Development Plan, (y) the Committed Build-Out at issue (and all Committed Build-Out Costs related thereto) will be deleted from the then-currently agreed Gathering System Plan, and (z) the Fees resulting from such Recalculation Election will be utilized, subject to the last sentence of this Section 4.4(a)(i)(A), for the remainder of the then-current Year, and (2) a temporary reduction in the then-applicable MVC to reflect the deletion of the applicable portion of the Dedicated Production Estimate, which reduction in MVC will remain in effect, subject to the last sentence of this Section 4.4(a)(i)(A), for the remainder of the then-current Year. Any such temporary Recalculation Election and reduction in MVC shall, in each case, be terminated, and the Fees and MVC shall each revert back to their respective levels prior to such election, upon the completion of the connection of the Planned Receipt Point to the applicable Subsystem; or

(B) in the case of any such written Notice delivered from and after the beginning of the Secondary Term applicable to the relevant Subsystem: receive a temporary (1) release from the dedication hereunder of the Dedicated Production Estimate that is applicable to such Planned Receipt Point, and (2) reduction in the then-applicable MVC to reflect the temporary release of the applicable portion of the Dedicated Production Estimate, which temporary release and reduction in MVC will remain in effect, in each case, until the earlier of (x) the end of then-current Year, or (y) the completion of the connection of the applicable Planned Receipt Point to the applicable Subsystem; or

(ii) 180 Days of the applicable Target Completion Date contained in the then-currently agreed Gathering System Plan, then, upon written Notice from Shipper to Gatherer, the volumes of Dedicated Production applicable to such Planned Receipt Point shall be permanently released from the dedication under this Agreement and Shipper may deliver and commit such Shipper Gas that was formerly Dedicated Production to such other gatherer or gatherers as it shall determine in its sole discretion.

(b) Certain Dedicated Production may also be temporarily released from dedication under this Agreement in the event of:

(i) the Parties agreeing (whether pursuant to Section 5.3(e) or otherwise) upon the Target Completion Date for a Planned Receipt Point that is greater than three Months following the date on which Shipper requested that such Planned Receipt Point be operational in its applicable proposed Updated Development Plan delivered pursuant to Section 5.1(a), as more particularly provided in Section 5.3(f)(i);

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(ii) any curtailment or interruption of the System Services to be provided to Shipper as set forth in Section 8.5(d) or in Section 1.5 of the Operating Terms;

(iii) a material breach of this Agreement by Gatherer as provided in Section 13.1(b); or

(iv) an order of a Governmental Authority that causes the curtailment of System Services to Shipper as provided in Section 8.2.

(c) Certain Dedicated Production may also be permanently released from dedication under this Agreement as expressly provided in Section 5.3(f)(ii).

ARTICLE 5

DEVELOPMENT PLAN; GATHERING SYSTEM PLAN; GATHERING SYSTEM

EXPANSION AND CONNECTION OF WELLS

Section 5.1 Development Plans. Shipper has provided Gatherer with a report attached hereto as Exhibit D (the "Current Development Plan") describing in detail, as of January 1, 2018, the planned development, drilling, and production activities to take place with respect to Dedicated Production for the applicable Development Period. The information contained in the Current Development Plan is broken out on a Subsystem-by-Subsystem basis and, with respect to the first three Years covered by the Current Development Plan, on a Quarter-by-Quarter basis, and, with respect to the remaining Years covered by the Current Development Plan, also on a Year-by-Year basis. The Current Development Plan attached hereto has been approved by the Parties.

(a) From time to time during each Year of the Term applicable to each Subsystem, the Parties shall meet to discuss the planned development, drilling, and production activities that Shipper expects to take place with respect to Dedicated Production for the then-applicable Development Period. Shipper and Gatherer shall each make their respective representatives available to participate in such meetings and discussions. No later than August 1 of each such Year, Shipper shall provide (or cause to be provided) to Gatherer a proposed update of the then-currently agreed Development Plan, prepared on the same basis as the Current Development Plan (other than, for the avoidance of doubt, with regard to those matters that are only applicable in respect of Year 2019 and thereafter hereunder, which matters shall be included in the applicable Updated Development Plan even though they were not addressed in the Current Development Plan) and describing in detail the planned development, drilling, and production activities to take place with respect to Dedicated Production for the then-applicable Development Period (any such update, an "Updated Development Plan" and, together with the Current Development Plan, each, a "Development Plan"). Notwithstanding anything herein to the contrary, in no event shall Gatherer be required to agree to any Updated Development Plan and corresponding updated Gathering System Plan that contains a Committed Build-Out that (i) has a corresponding Target Completion Date that occurs after the end of the Initial Term applicable to the Subsystem to which such Committed Build-Out relates, and (ii) Gatherer, in its sole discretion, does not wish to approve.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(b) Each proposed Development Plan in respect of Year 2019 and thereafter shall include information as to the following, in each case, broken out on a Subsystem-by-Subsystem basis and, with respect to the first three Years covered by such Development Plan, on a Quarter-by-Quarter basis, and, with respect to the remaining Years covered by such Development Plan, also on a Year-by-Year basis:

(i) all Wells that, as of the date such Development Plan was delivered, are currently in existence and (A) the production therefrom is being delivered into the Gathering System, or (B) are awaiting connection to the Gathering System;

(ii) the Wells that are expected to be drilled during the time period covered by such Development Plan (each such Well reflected in such Development Plan, a "Planned Well"), and the estimated timing of the drilling of such Planned Wells;

(iii) forward-looking production estimates for the applicable time period covered by such Development Plan for all Shipper Gas (broken out between Tariff Volumes and Third Party Volumes) (A) that Shipper reasonably and in good faith believes will become owned or Controlled by Shipper during the time period covered by such Development Plan, and/or (B) that will be produced from (I) in the aggregate, all Wells then-existing and (II) in the aggregate, any Planned Wells included in such Development Plan. The collective estimates described in subsections (A) and (B) above, with respect to a particular Quarter, an entire Year, and the applicable Development Period, in the aggregate, are referred to herein as the "Dedicated Production Estimates". The Dedicated Production Estimates comprised of (A) Tariff Volumes are referred to herein as "Tariff Volume Estimates", and (B) Third Party Volumes are referred to herein as "Third Party Volume Estimates";

(iv) forward-looking estimates for the applicable time period covered by such Development Plan of the aggregate volumes of those Shipper Injected Liquids (broken out between Tariff Volumes and Third Party Volumes) that Shipper intends to Tender to the Injection Points hereunder to receive the System Services. The collective estimates described above, with respect to a particular Quarter, an entire Year, and the applicable Development Period, in the aggregate, are referred to herein as the "System Liquids Estimates" and, together with the Dedicated Production Estimates, as the "System Production Estimates";

(v) (A) each new receipt point (including the location thereof) proposed by Shipper with respect to the System Production Estimate reflected in such Development Plan (each such receipt point, including those located at the site of a Planned Well, a "Planned Receipt Point"), (B) each Receipt Point at which Shipper expects to Tender Shipper Gas and/or Shipper Injected Liquids reflected in such Development Plan into the Gathering System, and (C) the estimated portion of the System Production Estimate contained in such Development Plan that Shipper expects to Tender at each such Receipt Point and Planned Receipt Point;

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(vi) the earliest date on which each Planned Well included in the Development Plan is estimated to be completed and producing, which date shall not be earlier than three Months after the January 1st that is immediately subsequent to the date that the Development Plan that initially reflected such Planned Well was delivered to Gatherer hereunder;

(vii) the anticipated characteristics of the production from the Wells and Planned Wells reflected in such Development Plan (including liquids content and gas and liquids composition) and the projected production volumes and production pressures applicable thereto; provided that Shipper may utilize the existing and historical production information from similarly situated Wells;

(viii) (A) each new delivery point (including the location thereof) proposed by Shipper with respect to the System Production Estimate reflected in such Development Plan (each such delivery point, a "Planned Delivery Point"), (B) each Delivery Point at which Shipper expects Shipper Gas reflected in such Development Plan to be redelivered to Shipper, (C) each Delivery Point at which Shipper expects any Drip Liquids allocated to Shipper in accordance with this Agreement and/or Shipper Injected Liquids to be redelivered to Shipper, and (D) the estimated portion of the System Production Estimate contained in such Development Plan that Shipper expects to be redelivered to Shipper at each such Delivery Point and Planned Delivery Point;

(ix) any (A) proposed revision to the then-existing Dedicated Area, (B) proposed revision to any then-existing Dedicated Third Party Contract, and/or (C) any new contract that Shipper elects to add as a Dedicated Third Party Contract; and

(x) other information reasonably requested by Gatherer that is relevant to the design, construction, and operation of the Gathering System, including (A) any Subsystem Extension proposed by Shipper, (B) the relevant Receipt Point, Planned Receipt Point, Delivery Point and Planned Delivery Point facilities applicable to such Development Plan, and (C) any treating, processing, or liquids handling facilities proposed by Shipper that may be required for any Shipper Gas and/or Shipper Injected Liquids to meet applicable Downstream Facility specifications at the Delivery Points.

Section 5.2 Gathering System Plans. Gatherer has provided Shipper with a report attached hereto as Exhibit E (the "Current Gathering System Plan") describing and/or depicting, as of January 1, 2018, the modifications, extensions, enhancements, major maintenance and/or other actions necessary in order for the Gathering System to be able to provide System Services to Shipper in accordance with the Current Development Plan. The Current Gathering System Plan attached hereto has been approved by the Parties.

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(a) From time to time during each Year of the Term applicable to each Subsystem, the Parties shall meet to discuss any modifications, extensions, enhancements, major maintenance and/or other actions necessary in order for the Gathering System to be able to provide System Services to Shipper to meet the planned development, drilling, and production activities that Shipper expects to take place with respect to Dedicated Production for the then-applicable Development Period. Following the receipt of a proposed Updated Development Plan from Shipper, Gatherer shall (i) first develop and provide to Shipper a high-level summary and estimate of any proposed update to the Current Gathering System Plan or the then-currently agreed Gathering System Plan, as applicable, and (ii) subsequently (and as soon as reasonably practicable) following the delivery of such summary, develop and provide to Shipper a fully detailed version of such proposed update to the Current Gathering System Plan or the then-currently agreed Gathering System Plan, as applicable, describing and/or depicting the modifications, extensions, enhancements, major maintenance and/or other actions necessary in order for the Gathering System to be able to provide System Services to Shipper in accordance with the proposed Updated Development Plan (each such detailed plan, as the then-currently agreed plan may be updated or amended from time to time, a "Gathering System Plan").

(b) Each proposed Gathering System Plan in respect of Year 2019 and thereafter shall include information as to the following:

(i) each Subsystem then-existing and operational (including any Liquids Lines associated therewith);

(ii) all Receipt Points, Planned Receipt Points, Delivery Points and Planned Delivery Points served or to be served by each such Subsystem, including the contractual operating pressures and maximum operating pressures thereof;

(iii) estimates of all modifications, enhancements and/or extensions to any Subsystem that (A) would be owned and operated by Gatherer and its Affiliates and (B) would need to be developed, constructed and/or placed into service hereunder to provide the System Services pursuant to the terms hereof (each, a "Subsystem Extension"), in each case, that are necessary in order for Gatherer to provide the System Services to Shipper Gas and Shipper Injected Liquids as set forth in the applicable Development Plan (the "Committed Build-Outs");

(iv) estimates of any acquisition by Gatherer or its Affiliates of any Subsystem Extensions that would be necessary in order for Gatherer to provide the System Services as set forth in the applicable Development Plan (each, a "System Acquisition");

(v) the estimated schedule for completing the acquisition and/or construction and placement into service of the planned Committed Build-Outs and System Acquisitions (such estimate, with respect to each such activity, the "Target Completion Date"); and

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(vi) the estimated (A) Third Party Gathering Fees for such Year, (B) Combined Gathering Fees for such Year, and (C) changes to the Fees that would result if a Party made a Recalculation Election as a result of such updated Gathering System Plan and applicable Development Plan.

(c) Simultaneously with the delivery of any proposed Gathering System Plan, Gatherer shall also prepare and deliver to Shipper a report containing, in respect of Year 2019 and thereafter, the following budget and schedule of information with respect to the applicable proposed Gathering System Plan (each, a "System Budget"):

(i) the estimated budgeted amounts (other than Maintenance Capital Expenditures and operating expenses) for the construction and installation of the planned Committed Build-Outs contained in the applicable Gathering System Plan (such amounts, collectively, "Committed Build-Out Costs" and each such estimate, a "Committed Build-Out Estimate");

(ii) the agreed portion of estimated budgeted amounts and values (other than Maintenance Capital Expenditures and operating expenses), whether in the form of cash or non-cash consideration, for the acquisition by Gatherer and its Affiliates of any System Acquisitions contained in the applicable Gathering System Plan (such amounts, to the extent borne by Gatherer and its Affiliates and necessary in order for Gatherer to provide the System Services contemplated by the applicable Development Plan and Gathering System Plan, collectively, "System Acquisition Costs" and each such estimate, a "System Acquisition Costs Estimate");

(iii) the estimated budgeted amounts for all Maintenance Capital Expenditures that Gatherer believes will be necessary to provide the System Services as contemplated by the applicable Development Plan and Gathering System Plan, including with respect to all Committed Build-Outs included therein (each such estimate, a "Maintenance Capital Estimate");

(iv) the estimated budgeted amounts for all operating expenses that Gatherer believes will be necessary to provide the System Services as contemplated by the applicable Development Plan and Gathering System Plan, including with respect to all Committed Build-Outs and System Acquisitions included therein (each such estimate, an "Operating Expense Estimate"); and

(v) an estimated schedule of all maintenance that Gatherer deems necessary or advisable to perform on the Gathering System in the next Year in order to provide the System Services set forth in the applicable Development Plan and Gathering System Plan, including with respect to all Committed Build-Outs and System Acquisitions included therein.

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Notwithstanding anything herein to the contrary, Gatherer shall be entitled to update any System Budget (and any or all of its constituent subparts) following the agreement of the Parties on any proposed Updated Development Plan and its corresponding proposed Gathering System Plan pursuant to Section 5.3(a).

Section 5.3 Agreement on Proposed Development Plan and Gathering System Plan; Meetings; Amendments to Currently Agreed Development Plan and Gathering System Plan.

(a) The Parties shall use their good faith efforts to agree upon a proposed Updated Development Plan and corresponding proposed Gathering System Plan on or before December 31st of the Year in which such Updated Development Plan was first delivered to Gatherer. Any failure to agree upon a proposed Updated Development Plan and its corresponding proposed Gathering System Plan by such date shall mean the then-currently agreed Development Plan and Gathering System Plan shall remain in force until such time as they are replaced by a mutually agreed Updated Development Plan and updated Gathering System Plan, respectively.

(b) Shipper shall make representatives of Shipper available to discuss the proposed Updated Development Plan from time to time with Gatherer and its representatives at Gatherer's request. Gatherer shall make representatives of Gatherer available to discuss the proposed Gathering System Plan from time to time with Shipper and its representatives at Shipper's request.

(c) The Parties and their respective representatives shall meet not less frequently than quarterly during the Term applicable to each Subsystem. At all such meetings, the Parties shall exchange updated information about the plans for the development and expansion of the properties producing the then-existing System Production Estimate, including amendments to the then-currently agreed Development Plan, and the Gathering System, including amendments to the then-currently agreed Gathering System Plan and then-current System Budget, and shall have the opportunity to discuss and provide comments on the other Party's plans.

(d) Shipper may deliver to Gatherer, from time to time, a proposed amendment to the then-currently agreed Development Plan. Following delivery of such proposed amendment, the Parties shall meet to discuss the adoption of any amendments proposed by Shipper and use their respective good faith efforts to reach agreement on any such proposed amendment and any necessary corresponding amendments to the then-currently agreed Gathering System Plan. Upon the agreement of the Parties upon any such amendment to the then-currently agreed Development Plan (and any necessary corresponding amendments to the then-currently agreed Gathering System Plan), Gatherer shall be entitled to update the applicable System Budget to reflect such agreed-upon amendments.

(e) Should the Parties be unable to reach agreement on (x) any proposed Updated Development Plan or corresponding updated Gathering System Plan pursuant to Section 5.3(a), (y) any proposed amendment to the then-currently agreed Development Plan and/or any necessary corresponding amendments to the then-currently agreed Gathering System Plan pursuant to Section 5.3(d), or (z) the decision to install any additional facilities as contemplated pursuant to

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Section 1.1(b) of the Operating Terms (and/or any amendments to the then-current Gathering System Plan that would be needed to incorporate the installation of such additional facilities), then either Party may elect, by delivering written Notice to the other Party (each, an "Executive Election") to invoke the following provisions with respect to such disputed amendments or facilities, as applicable:

(i) any Executive Election delivered hereunder shall include (A) the (1) proposed Updated Development Plan and/or proposed corresponding updated Gathering System Plan that such electing Party proposes be adopted, (2) amendment to the then-currently agreed Development Plan and/or Gathering System Plan that such electing Party proposes be adopted, or (3) additional facilities contemplated pursuant to Section 1.1(b) of the Operating Terms that such electing Party proposes be installed (and/or any amendments to the then-current Gathering System Plan that would be needed to incorporate the installation of such additional facilities), as applicable, and (B) the name and title of (1) the executive who (x) has the authority to settle such dispute, (y) is at a Vice President or higher level of management and (z) is at a higher level of management than the Persons with direct responsibility for administration of this Agreement or the amendments in dispute (any such Person, an "Executive Representative") of such electing Party who will represent such electing Party in resolving such dispute and (2) any other Person who will accompany such Executive Representative;

(ii) within 15 Days after a Party's receipt of the applicable Executive Election, the receiving Party shall submit to the electing Party a written response to such Executive Election that includes (A) the (1) proposed Updated Development Plan and/or proposed corresponding updated Gathering System Plan that such electing Party proposes be adopted, (2) amendment to the then-currently agreed Development Plan and/or Gathering System Plan that such responding Party proposes be adopted, or (3) additional facilities contemplated pursuant to Section 1.1(b) of the Operating Terms that such electing Party proposes be installed (and/or any amendments to the then-current Gathering System Plan that would be needed to incorporate the installation of such additional facilities), as applicable, and (B) the name and title of (1) the Executive Representative of such responding Party who will represent such responding Party in resolving such dispute and (2) any other Person who will accompany such Executive Representative;

(iii) the Parties shall then attempt in good faith to resolve the applicable dispute by negotiations between their respective Executive Representatives; and

(iv) such Executive Representatives of the Parties shall meet at least weekly (or as more often as they reasonably deem necessary), at a mutually acceptable time and place, until the applicable dispute has been resolved.

Notwithstanding anything in this Agreement to the contrary, in no event shall Gatherer be required to agree to any Updated Development Plan and corresponding updated Gathering System Plan that contains a Committed Build-Out that (x) has a corresponding Target Completion Date that occurs after the end of the Initial Term applicable to the Subsystem to which such Committed Build-Out relates, and (y) Gatherer, in its sole discretion, does not wish to approve, whether pursuant to an Executive Election and the related provisions of this Section 5.3(e) or otherwise.

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(f) In the event that any agreed-upon (whether pursuant to Section 5.3(e) or otherwise) Updated Development Plan and corresponding updated Gathering System Plan either (x) contain a Committed Build-Out with respect to a Planned Receipt Point, but the Target Completion Date with respect thereto is more than three Months following the date on which Shipper requested that such Planned Receipt Point be operational in its proposed Updated Development Plan delivered pursuant to Section 5.1(a), or (y) do not contain a Committed Build-Out with respect to a Planned Receipt Point that was included by Shipper in its proposed Updated Development Plan delivered pursuant to Section 5.1(a), then:

(i) in the circumstances described above in Section 5.3(f)(x), Shipper shall be entitled to a temporary release from dedication hereunder of the Dedicated Production that would utilize such Planned Receipt Point, with such temporary release (A) being effective as of the date that Shipper requested such Planned Receipt Point to be operational in its proposed Updated Development Plan delivered pursuant to Section 5.1(a), and (B) ending on the latter of (1) the Target Completion Date of the applicable Committed Build-Out as contained in such agreed-upon Updated Development Plan and corresponding updated Gathering System Plan, and (2) the date such Committed Build-Out is actually completed and placed into service; or

(ii) in the circumstances described above in Section 5.3(f)(y), if the date on which Shipper requested that such Planned Receipt Point be operational in its proposed Updated Development Plan delivered pursuant to Section 5.1(a) falls in the Initial Term applicable to the Subsystem to which such Planned Receipt Point relates, then Shipper shall be entitled to a permanent release from dedication hereunder of the Dedicated Production that would utilize such Planned Receipt Point, with such permanent release being effective as of the date during the Initial Term applicable to such Subsystem that Shipper requested such Planned Receipt Point be operational in its proposed Updated Development Plan delivered pursuant to Section 5.1(a).

Section 5.4 Expansion of Gathering System; Committed Build-Outs; and System Acquisitions.

(a) Gatherer shall, at its sole cost and expense, acquire, design, construct and operate all Committed Build-Outs and System Acquisitions contained in the then-currently agreed Gathering System Plan for the purpose of providing System Services in accordance with this Agreement.

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(b) Gatherer is responsible, at its sole cost, for the acquisition and maintenance of rights of way, surface use and/or surface access agreements necessary to construct, own and operate the Gathering System and provide the System Services hereunder (including any Committed Build-Outs and System Acquisitions); provided, however, that in the event (i) any right of way, surface use and/or surface access agreement necessary to construct, own or operate any Committed Build-Out or System Acquisition cannot be obtained by Gatherer on terms and conditions reasonably acceptable to Gatherer, and (ii) Shipper cannot facilitate Gatherer's receipt of any such necessary right of way, surface use and/or surface access agreement on terms and conditions reasonably acceptable to Gatherer, then Gatherer shall not be obligated to complete such Committed Build-Out or System Acquisition. Gatherer agrees to provide Shipper with quarterly updates as to the progress of any then-approved Committed Build-Outs and System Acquisitions. Additionally, should Gatherer reasonably believe that any Committed Build-Out or System Acquisition will not be completed and placed in-service by the applicable Target Completion Date reflected in the applicable Gathering System Plan, Gatherer shall send written Notice to Shipper of such delay promptly upon Gatherer's determination that such delay will be reasonably likely to occur.

(c) The Parties agree to work together in good faith to obtain the necessary permits and authorizations from the appropriate Governmental Authorities and the necessary consents, rights of way and other authorizations from other Persons necessary to acquire, construct, own and operate each Committed Build-Out and System Acquisition as expeditiously as reasonably practicable. The Parties further agree to cooperate with each other and to communicate regularly regarding their efforts to obtain such permits, authorizations, consents and rights of way.

(d) Upon the completion of any Committed Build-Out or System Acquisition constituting (or that include) a Planned Receipt Point or a Planned Delivery Point, the Parties shall update Exhibit H or Exhibit I, as applicable, to include such new Receipt Point or Delivery Point.

ARTICLE 6

MINIMUM VOLUME COMMITMENT; SHORTFALL CREDITS

Section 6.1 MVC. For each Quarter during the Term applicable to each Subsystem, Shipper shall be obligated to Tender for delivery into each Subsystem a minimum volume of Shipper Gas (each such minimum amount with respect to each Subsystem, a "Minimum Volume Commitment" or "MVC"). The MVCs for each Subsystem for the Quarters occurring in Year 2018 are set forth on Exhibit F attached hereto.

(a) Beginning in Year 2019, the MVC with respect to each Subsystem for any Quarter occurring in the then-subsequent three Year period shall be equal to 80% of the sum of the (i) applicable Tariff Volume Estimate for such Subsystem and Quarter contained in the then-currently agreed Development Plan, and (ii) the applicable Third Party Volume Estimate for such Subsystem and Quarter contained in the then-currently agreed Development Plan.

(b) Notwithstanding the foregoing and regardless of the Tariff Volume Estimates and the Third Party Volume Estimates with respect to any such Subsystem and Quarter included in any Updated Development Plan thereafter, the MVC for such Quarter and Subsystem contained in any prior Development Plan shall not be reduced by such Updated Development Plan (but the applicable MVC volumes may be increased).

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(c) Should any Dedicated Production be released (either permanently or temporarily) from the dedication contained in this Agreement pursuant to Section 4.4, the then-applicable MVC shall be proportionately reduced by the portion of the then-current Tariff Volume Estimate and/or Third Party Volume Estimate (as applicable) so released. Should any such temporary release from dedication expire, then, upon such expiration, the then-applicable MVC shall be proportionately increased by the portion of the applicable Dedicated Production Estimate that is no longer released from dedication hereunder.

(d) Notwithstanding anything herein to the contrary, with respect to all periods prior to January 1, 2017, the definition of "MVC" contained in the Original Agreement and the MVC mechanisms contained in Section 6.1 of the Original Agreement shall, in each case, remain applicable hereunder.

(e) Notwithstanding anything herein to the contrary, with respect to all periods after January 1, 2017 and prior to January 1, 2019, the definition of "MVC" and the MVC mechanisms contained in Section 6.1 of the A&R Agreement shall, in each case, remain applicable hereunder.

Section 6.2 MVC Shortfall Credits. If Shipper pays any Shortfall Fee with respect to any Quarter in the Secondary Term applicable to the Subsystem to which such Shortfall Fee relates or thereafter, then, subject to the other provisions of this Section 6.2, for a period of four full Quarters from the end of the Quarter in which such Shortfall Fee was accrued, Shipper shall be entitled to a credit with respect to the Combined Gathering Fees payable by Shipper during any such Quarter in connection with volumes of Shipper Gas Tendered by Shipper or for Shipper's account into the Receipt Points attributable to the applicable Subsystem for which such Shortfall Fee was incurred during any such Quarter, but only to the extent such volumes are in excess of the aggregate Dedicated Production Estimate for such Subsystem and such Quarter (each such volume credit, stated in Mcfs, a "MVC Shortfall Credit").

(a) During any subsequent Quarter in which an earned MVC Shortfall Credit may be utilized by Shipper, Shipper may only utilize such MVC Shortfall Credit for volumes of Shipper Gas delivered into the applicable Subsystem in excess of the aggregate Dedicated Production Estimate for such Subsystem and such Quarter as contained in the then-currently agreed Development Plan.

(b) The use of a MVC Shortfall Credit shall result in Shipper not being obligated to pay any Combined Gathering Fee attributable to volumes of Shipper Gas, stated in Mcfs, delivered into the Receipt Points applicable to such Subsystem, but only up to the amount of such MVC Shortfall Credit and only with respect to volumes of Shipper Gas in excess of the aggregate Dedicated Production Estimate for such Subsystem and such Quarter as contained in the then-currently agreed Development Plan.

(c) Each MVC Shortfall Credit shall expire at the end of the fourth full Quarter following the date on which the applicable Shortfall Fee was accrued.

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(d) Gatherer shall be responsible for keeping records and balances of any applicable MVC Shortfall Credits that have been earned by Shipper and providing such balances to Shipper upon Shipper's request.

(e) The Parties agree that, as of December 31, 2016, there were no outstanding "MVC Shortfall Credits" (as such term is defined in the Original Agreement), and any such amounts that (i) had accrued on or prior to December 31, 2016 pursuant to the Original Agreement, but (ii) were not utilized by Shipper hereunder with respect to Shipper Gas Tendered to the Gathering System prior to December 31, 2016, shall be of no further force and effect and shall not be given any application hereunder. Notwithstanding anything herein to the contrary but subject to the first sentence of this Section 6.2(e), with respect to all periods prior to January 1, 2017, the definition of "MVC Shortfall Credits" contained in the Original Agreement and the MVC Shortfall Credit mechanisms contained in Section 6.2 and elsewhere of the Original Agreement shall, in each case, remain applicable hereunder.

ARTICLE 7

FEES; CHARGES; DEDUCTIONS

Section 7.1 Fees. The Fees to be paid by Shipper to Gatherer for the performance of the System Services are set forth in this Section 7.1.

(a) Subject to the provisions of Section 6.2 (but only with respect to periods prior to January 1, 2017 and only with respect to the Secondary Term applicable to each Subsystem thereafter), each Month, beginning in Year 2019, Shipper shall pay to Gatherer the following fees in accordance with the terms of this Agreement for the Gathering Services provided by Gatherer with respect to Shipper Gas and Shipper Injected Liquids received by Gatherer from Shipper or for Shipper's account during such Month:

(i) with respect to Shipper Gas and Shipper Injected Liquids received into a Receipt Point (including an Injection Point, in the case of Shipper Injected Liquids) on the Goliath Subsystem: (A) the aggregate volume of Shipper Gas and Shipper Injected Liquids received by Gatherer from Shipper or for Shipper's account at the applicable Receipt Points during such Month, stated in Mcfs or MCFE, as applicable, multiplied by (B) the Combined Goliath Gathering Fee;

(ii) with respect to Shipper Gas and Shipper Injected Liquids received into a Receipt Point (including an Injection Point, in the case of Shipper Injected Liquids) on the Hawkeye Subsystem: (A) the aggregate volume of Shipper Gas and Shipper Injected Liquids received by Gatherer from Shipper or for Shipper's account at the applicable Receipt Points during such Month, stated in Mcfs or MCFE, as applicable, multiplied by (B) the Combined Hawkeye Gathering Fee; and

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(iii) with respect to Shipper Gas and Shipper Injected Liquids received into a Receipt Point (including an Injection Point, in the case of Shipper Injected Liquids) on the Red Sky Subsystem: (A) the aggregate volume of Shipper Gas and Shipper Injected Liquids received by Gatherer from Shipper or for Shipper's account at the applicable Receipt Points during such Month, stated in Mcfs or MCFE, as applicable, multiplied by (B) the Combined Red Sky Gathering Fee.

For the avoidance of doubt and notwithstanding anything in the foregoing to the contrary, in no event shall any MCFE of Shipper Injected Liquids be charged a Gathering Fee if (x) such volume of Shipper Injected Liquids was redelivered to Shipper by Gatherer at a Drip Point as Drip Liquids (as the applicable Delivery Point for such Drip Liquids) pursuant to Section 3.3 and (y) such Drip Liquids are later Tendered by Shipper or for Shipper's account for reinjection into the Gathering System at an Injection Point.

(b) Each Month, beginning in Year 2019, Shipper shall pay to Gatherer the following fees in accordance with the terms of this Agreement for the Compression Services provided by Gatherer solely with respect to Shipper Gas which constitutes Tariff Volumes received by Gatherer from Shipper or for Shipper's account during such Month:

(i) with respect to Shipper Gas utilizing Compression Services on the Goliath Subsystem: (A) the aggregate volume of Shipper Gas utilizing Compression Services on the Goliath Subsystem during such Month, stated in Mcfs, multiplied by (B) the Goliath Compression Fee;

(ii) with respect to Shipper Gas utilizing Compression Services on the Hawkeye Subsystem: (A) the aggregate volume of Shipper Gas utilizing Compression Services on the Hawkeye Subsystem during such Month, stated in Mcfs, multiplied by (B) the Hawkeye Compression Fee; and

(iii) with respect to Shipper Gas utilizing Compression Services on the Red Sky Subsystem: (A) the aggregate volume of Shipper Gas utilizing Compression Services on the Red Sky Subsystem during such Month, stated in Mcfs, multiplied by (B) the Red Sky Compression Fee.

For the avoidance of doubt, in no event shall any Mcf of Shipper Gas be charged more than one Compression Fee for the utilization by such Mcf of Gas of the Compression Services.

(c) For any Quarter, beginning in Year 2019, should Shipper fail to Tender an aggregate volume of Shipper Gas to Gatherer at the Receipt Points for any Subsystem equal to the Goliath MVC, the Hawkeye MVC or the Red Sky MVC, as applicable, for such Quarter, then Shipper shall pay to Gatherer the following fees in accordance with the terms of this Agreement as a result of such shortfall (such fee, a "Shortfall Fee"): (i) (A) the then-applicable MVC for such Subsystem, minus (B) the aggregate volumes, stated in Mcfs, of Shipper Gas actually delivered into such Subsystem at the applicable Receipt Points by Shipper or for Shipper's account during such Quarter, minus (C) the aggregate volumes, stated in Mcfs, of Dedicated Production Tendered for delivery by Shipper or on Shipper's account into such Subsystem at the applicable Receipt

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Points during such Quarter but not received into the Gathering System by Gatherer due to reasons of Force Majeure or curtailment, minus (D) the aggregate volumes, stated in Mcfs, of Dedicated Producer Gas not Tendered for delivery by Shipper or on Shipper's account into such Subsystem at the applicable Receipt Points during such Quarter due to reasons of a Force Majeure event affecting Shipper that Gatherer has accepted as a Force Majeure event hereunder, multiplied by (ii) (A) the Combined Gathering Fee applicable to such Subsystem, plus (B) the Compression Fee applicable to such Subsystem.

(d) Beginning in Year 2019, if the aggregate Tariff Volume Estimate with respect to any Subsystem contained in any Updated Development Plan is at least 15% greater than the aggregate Tariff Volume Estimate contained in the most recent, previously agreed-upon Development Plan, then Gatherer shall have the right, at its sole discretion, to elect to permanently increase the Return on Capital by two percent (2%) for each 15% increase represented by such aggregate increased Tariff Volume Estimate. Such right must be exercised by Gatherer prior to the start of the Year to which such Updated Development Plan that triggered the provisions of this Section 7.1(d) first applies, and absent such exercise by Gatherer such right to increase the Return on Capital shall be deemed waived by Gatherer.

(e) (x) at any time on or prior to January 15th of each Year, either Party may make an election to have the then-currently agreed Fees recalculated with respect to such Year (a "Recalculation Election"); provided, that, prior to the date such Recalculation Election is made, the Parties shall have agreed upon an Updated Development Plan for such Year or the Parties shall have been unable to agree upon an Updated Development Plan for such Year, and (y) Shipper shall have the right, in accordance with Section 4.4(a)(i), to make a temporary Recalculation Election with respect to the remainder of the current Year. Upon a Recalculation Election being made pursuant to this Section 7.1(e), the Fees will be recalculated based upon such then-currently agreed Development Plan. Any such recalculation shall be based on the model attached hereto as Exhibit G-2, which takes into account:

(i) (A) the aggregate Tariff Volumes contained in a Dedicated Production Estimate that have actually been delivered by Shipper into the Receipt Points, in each case, prior to such Year during the Term applicable to the relevant Subsystem, and (B) with respect to Recalculation Elections related to the Fees for Year 2019 and thereafter, the aggregate Third Party Volumes contained in a Third Party Volume Estimate that have actually been delivered by Shipper into the Receipt Points, in each case, prior to such Year during the Term applicable to the relevant Subsystem; provided, however, that such Tariff Volumes and Third Party Volumes, in the aggregate, shall not, for purposes of the recalculation (1) exceed the applicable Dedicated Production Estimates for such Years as contained in the applicable Development Plans or (2) be deemed to be lower than the applicable MVC for such Years as contained in the applicable Development Plans;

(ii) any Committed Build-Out Costs actually incurred by Gatherer prior to such Year during the Term applicable to the relevant Subsystem, regardless whether or not such amounts are less than, equal to or greater than the applicable Committed Build-Out Estimates for such Years;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(iii) the Committed Build-Out Estimates contained in the then-current System Budget for the current and future Years;

(iv) the Maintenance Capital Estimates (A) for the previous Years of the Term applicable to the relevant Subsystem as contained in the System Budgets applicable to such Years, and (B) contained in the then-current System Budget for the current and future Years;

(v) the Operating Expense Estimates (A) for the previous Years of the Term applicable to the relevant Subsystem as contained in the System Budgets applicable to such Years, and (B) contained in the then-current System Budget for the current and future Years;

(vi) the Historical Capital Expenditures;

(vii) the System Production Estimates;

(viii) the then-current Return on Capital;

(ix) subject to the terms of Exhibit G-2, all (or, as applicable, only the applicable portion thereof that is necessary in order for Gatherer to provide the System Services contemplated by the applicable Development Plan and System Plan, as such portion is agreed by Gatherer and Shipper at the time of the applicable System Acquisition) System Acquisition Costs actually incurred by Gatherer or its Affiliates prior to such Year during the Term applicable to the relevant Subsystem, regardless whether or not such amounts are less than, equal to or greater than the applicable System Acquisition Costs Estimates for such Years;

(x) subject to the terms of Exhibit G-2, all (or, as applicable, only the applicable portion thereof that is necessary in order for Gatherer to provide the System Services contemplated by the applicable Development Plan and System Plan, as such portion is agreed by Gatherer and Shipper at the time of the applicable System Acquisition) System Acquisition Costs Estimates contained in the then-current System Budget for the current and future Years; and

(xi) the percentage change, from the preceding Year, in the Consumer Price Index as published by the Department of Labor, in the subsection titled "Consumer Price Index for All Urban Consumers" (such index, the "CPI"). For purposes of any Recalculation Election and notwithstanding anything in the foregoing to the contrary, (A) no increase or decrease to any Fee resulting solely from a CPI adjustment shall exceed 3.0% for any given Year, and (B) no Fee shall ever be decreased as a result of any applicable CPI percentage change below the original amount of such Fee as set forth in Exhibit G-1 to the Original Agreement for Year 2014.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(f) Except as set forth in Section 4.4(a)(i), any Fees recalculated under Section 7.1(e) shall apply as of January 1st of the Year to which the relevant Updated Development Plan leading to such Recalculation Election first applies, and shall remain in effect for the remainder of the Term applicable to the relevant Subsystem until such Fees may subsequently be re-calculated pursuant to Section 7.1(e).

(g) For the avoidance of doubt, the Parties acknowledge that there is no separate Fee chargeable by Gatherer hereunder for System Services with respect to Drip Liquids (including any Drip Liquids that are subsequently reinjected into the Gathering System by Shipper as Shipper Injected Liquids) and that the Fees chargeable by Gatherer hereunder for Gas are sufficient to compensate Gatherer for System Services with respect to any Drip Liquids allocated to Shipper in accordance with this Agreement.

(h) Following any (i) Recalculation Election made pursuant to Section 7.1(e), (ii) determination of any Fee pursuant to Section 7.1(i) (once such Section of this Agreement becomes applicable hereunder), or (iii) other agreement by the Parties upon any changes to any Fee hereunder, whether such changes are agreed pursuant to an agreed Updated Development Plan and related updated Gathering System Plan or otherwise, in each case, the Parties shall update Exhibit G-1 to reflect such updated Fee amount(s).

(i) Notwithstanding anything in this Agreement to the contrary, effective as of the first Year of the Secondary Term applicable to each Subsystem:

(i) each of the Tariff Gathering Fee and Compression Fee applicable to such Subsystem hereunder shall be recalculated for each Year, effective as of January 1 of each Year, in accordance with the provisions of Exhibit G-3 attached hereto; and

(ii) the provisions of Section 5.2(b)(v), Section 7.1(d), Section 7.1(e) and Section 7.1(f) shall no longer be applicable to the System Services to be provided on such Subsystem hereunder and, to the extent and only to the extent as it applies to such Subsystem, such Sections shall be disregarded for all purposes of this Agreement.

(j) Notwithstanding anything herein to the contrary, with respect to all periods prior to January 1, 2017, the definition of "Fee" and its constituent sub-definitions contained in the Original Agreement and the Fee mechanisms set forth in Section 7.1(a) through 7.1(i) of the Original Agreement shall, in each case, remain applicable hereunder with respect to the System Services provided prior to January 1, 2017.

(k) Notwithstanding anything herein to the contrary, with respect to all periods after January 1, 2017 and prior to January 1, 2019, the definition of "Fee" and its constituent sub-definitions contained in the A&R Agreement and the Fee mechanisms set forth in Section 7.1(a) through 7.1(i) of the A&R Agreement shall, in each case, remain applicable hereunder with respect to the System Services provided during such period.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 7.2 Charges. Each Month, Shipper shall pay to Gatherer an amount equal to Shipper's allocated portion of the actual costs incurred by Gatherer for electricity required for the ownership, maintenance and operation of each Subsystem, such allocation to be based upon the aggregate volumes of (a) Shipper Gas and Shipper Injected Liquids Tendered by Shipper at the applicable Receipt Points and received by Gatherer into such Subsystem during such Month, and (b) Non-Party Gas and Non-Party Injected Liquids other than Shipper Gas and Shipper Injected Liquids tendered by a Non-Party at the applicable Receipt Points and received by Gatherer into such Subsystem during such Month; provided, that costs for electricity required for compression will be allocated proportionately among only that Shipper Gas and Non-Party Gas that requires the use of such compression (such amount as allocated to Shipper for a Month, the "Charges").

Section 7.3 Flaring. In the event that (a) any volume of Shipper Gas is flared after being delivered into the Gathering System, and (b) (i) such flaring was caused by the Operational Failure of the Gathering System or by the gross negligence or willful misconduct of Gatherer, then Shipper shall (A) nevertheless be entitled to count such flared volumes of Shipper Gas as having been Tendered to the Gathering System for purposes of meeting any applicable MVC, and (B) shall not be required to pay any applicable Fees with respect to such flared volumes of Shipper Gas, such volumes of Gas for which Shipper is not obligated to pay Fees to be reflected in the applicable Invoice for such Month, or (ii) such flaring was caused by any other reason, then Shipper shall not be entitled to any credit or other reduction in Fees as a result of such flaring. Notwithstanding the above, the Parties shall use their commercially reasonable efforts to minimize overall flaring on the Gathering System.

Section 7.4 Gathering System L&U. Shipper acknowledges that certain volumetric losses of Shipper Gas and Shipper Injected Liquids will occur even if the System Services are conducted in accordance with the provisions of Section 3.2, and such losses attributable to Gathering System L&U shall be shared and allocated among all shippers on each Subsystem in the proportion that each such shipper Tenders Gas and Injected Liquids to the applicable Receipt Points on such Subsystem. Shipper's allocated share of the Gathering System L&U for each Subsystem shall be based on actual losses attributable to Gathering System L&U on such Subsystem and shall not be subject to any minimum or maximum limits.

Section 7.5 Gathering System Fuel. Reductions in volumes of Shipper Gas due to the usage of Shipper Gas as measured Gathering System Fuel shall be shared and allocated among all shippers on each Subsystem in the proportion that each such shipper Tenders Gas to the applicable Receipt Points on such Subsystem. Shipper's allocated share of the Gathering System Fuel for each Subsystem shall be based on actual usage of Gathering System Fuel on such Subsystem and shall not be subject to any minimum or maximum limits. For the avoidance of doubt, no residue gas utilized as fuel for the operation of the Gathering System shall be allocated to shippers on the Gathering System (including Shipper) and no shipper's Gas volumes on the Gathering System (including Shipper's) shall be reduced as a result of utilizing any such residue gas as fuel for the operation of the Gathering System.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 7.6 Drip Liquids. All Drip Liquids recovered at the Drip Points by Gatherer through the operation of the Gathering System and allocated to Shipper in accordance with this Agreement shall be the property of Shipper, and Gatherer shall have no claim of ownership with respect thereto.

ARTICLE 8

TENDER, NOMINATION AND GATHERING OF PRODUCTION

Section 8.1 Priority of Service.

(a) All Dedicated Production Tendered to the Receipt Points shall, up to an aggregate volume of [***]% of the then-current total capacity of each Subsystem, be entitled to Anchor Shipper Firm Service.

(b) All Additional Gas shall, only to the extent such volumes of Additional Gas (together with all quantities of Dedicated Production Tendered to the applicable Subsystem) are both (i) needed by Shipper to fulfill the then-applicable MVC for such Subsystem, and (ii) less than or equal to [***]% of the then-current total capacity of such Subsystem, be entitled to Anchor Shipper Firm Service.

(c) All Additional Gas and Shipper Injected Liquids shall, to the extent such volumes of Additional Gas and Shipper Injected Liquids (together with all other quantities of Shipper Gas and Shipper Injected Liquids Tendered to the applicable Subsystem, including any Dedicated Production) are in excess of the then-applicable MVC for such Subsystem, but less than or equal to [***]% of the then-current total capacity of such Subsystem, be entitled to Firm Service.

(d) All Additional Gas and Shipper Injected Liquids not described in subsections (b) through (c) above shall only be entitled to Interruptible Service.

Section 8.2 Governmental Action. In the event any Governmental Authority issues an order requiring Gatherer to allocate capacity on the Gathering System to another shipper, Gatherer shall do so by (a) first, reducing Gas and/or Injected Liquids, as applicable, entitled to Interruptible Service, (b) second, reducing Gas and/or Injected Liquids, as applicable, entitled to Firm Service, and shall only curtail receipts of Gas and/or Injected Liquids, as applicable, entitled to Firm Service (which curtailment shall be done in accordance with Section 8.5) to the extent necessary to allocate such capacity as required by the Governmental Authority to such other shipper, after complete curtailment of Interruptible Service, and (c) third, reducing Gas entitled to Anchor Shipper Firm Service, and shall only curtail receipts of Gas entitled to Anchor Shipper Firm Service (which curtailment shall be done in accordance with Section 8.5) to the extent necessary to allocate such capacity as required by the Governmental Authority to such other shipper, after complete curtailment of Interruptible Service and Firm Service. In such event

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Gatherer shall not be in breach or default of its obligations under the Agreement and shall have no liability to Shipper in connection with or resulting from any such curtailment; provided, however, that Gatherer shall, at Shipper's request, temporarily release from the dedication under this Agreement all of Shipper's volumes of Dedicated Production interrupted or curtailed as the result of such allocation, but only for the duration of such mandated allocation. Notwithstanding the foregoing, should any Governmental Authority issue an order requiring Gatherer to allocate capacity on the Gathering System to a shipper other than Shipper, Gatherer agrees to use its commercially reasonable efforts to cooperate with, and support, Shipper in such actions that Shipper may in good faith take against such Governmental Authority and/or order; provided, however, that Gatherer shall not be required to cooperate in any such undertaking that Gatherer, in its good faith opinion, believes would materially and adversely affect Gatherer or the Gathering System.

Section 8.3 Tender of Dedicated Production; Additional Gas and Shipper Injected Liquids. Subject to Article 14 and all applicable Laws, each Day during the Term applicable to each Subsystem Shipper shall Tender to the Gathering System at each applicable Receipt Point all of the Dedicated Production available to Shipper at such Receipt Point up to the applicable capacity of such Receipt Point. Shipper shall have the right to Tender to Gatherer for System Services under this Agreement Additional Gas and Shipper Injected Liquids; provided that, subject to Section 8.1, any such Additional Gas and Shipper Injected Liquids shall only be entitled to Interruptible Service unless otherwise agreed in writing by the Parties.

Section 8.4 Nominations, Scheduling and Curtailment. Nominations and scheduling of Gas and Injected Liquids available for, and interruptions and curtailment of, System Services under this Agreement shall be performed in accordance with the applicable Operating Terms set forth in Appendix I.

Section 8.5 Suspension/Shutdown of Service.

(a) During any period when all or any portion of the Gathering System is shut down because of necessary maintenance, repairs or modifications or Force Majeure or because such shutdown is necessary to avoid injury or harm to persons, property, the environment, or the integrity of the Gathering System, receipts and/or deliveries of Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Injected Liquids may be curtailed as set forth in Section 1.5 of the Operating Terms. In such cases, Gatherer shall have no liability to Shipper, except to the extent such shut down is caused by the gross negligence or willful misconduct of Gatherer (and then Gatherer shall have liability only to the extent of such gross negligence or willful misconduct).

(b) Gatherer shall have the right to curtail or interrupt receipts and deliveries of Gas (including any Drip Liquids allocated to any shipper in accordance with this Agreement) and/or Injected Liquids for brief periods to perform necessary maintenance of and repairs or modifications to (including modifications required to perform its obligations under this Agreement) the Gathering System; provided, however, that Gatherer shall use its commercially reasonable efforts

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

to (i) coordinate its maintenance, repair, and modification operations on the Gathering System with the operations of Shipper and (ii) schedule maintenance, repair, and modification operations on the Gathering System so as to avoid or minimize, to the greatest extent possible, service curtailments or interruptions on the Gathering System. Gatherer shall provide Shipper with (A) 30 Days prior Notice of any upcoming normal and routine maintenance, repair, and modification projects that Gatherer has planned that would result in a curtailment or interruption of Shipper's deliveries of Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Injected Liquids on the Gathering System and the estimated time period for such curtailment or interruption, whether or not such maintenance, repair or modifications activities are contained in the then-current System Budget, and (B) Notice of any amendment, modification or other change to the schedule of maintenance, repair or modifications activities contained in the then-current System Budget.

(c) It is specifically understood by Shipper that operations and activities on facilities upstream or downstream of the Gathering System beyond Gatherer's control may impact operations on the Gathering System, and the Parties agree that Gatherer shall have no liability therefor unless any such impact was caused by the gross negligence or willful misconduct of Gatherer (and then Gatherer shall have liability only to the extent of such gross negligence or willful misconduct). Shipper is required to obtain, maintain or otherwise secure capacity on or into the Downstream Facilities applicable to each Delivery Point that is sufficient to accommodate the volumes of Shipper Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Injected Liquids, as applicable, that were nominated by Shipper to such Delivery Points. Notwithstanding the provisions of Section 8.6, should Shipper fail to arrange such adequate downstream transportation, Gatherer may (i) cease receipts of Shipper Gas and/or Shipper Injected Liquids at the Receipt Points, or (ii) may continue receipts of Shipper Gas and/or Shipper Injected Liquids at the Receipt Points and then deliver and sell any such Shipper Gas (including any Drip Liquids allocated to such Shipper Gas in accordance with this Agreement) and/or Shipper Injected Liquids to any purchaser at its sole discretion, accounting to Shipper for the net value received from the sale of such Gas (after costs of transportation, taxes, and other costs of marketing).

(d) If at any time Gatherer interrupts or curtails receipts and deliveries of Gas and/or Injected Liquids pursuant to this Section 8.5 (other than Section 8.5(c)) for a period of 30 consecutive Days, then, at Shipper's written request, the affected volumes of Dedicated Production shall be temporarily released from dedication to this Agreement for a period commencing as of the date of such request and ending as of the next first Day of a Month following the expiration date of Shipper's mitigating commercial arrangement for such Dedicated Production; provided that, in any event, such period shall end no more than 180 Days following Shipper's receipt of Notice from Gatherer that such receipts and deliveries are no longer interrupted or curtailed.

Section 8.6 Gas Marketing and Transportation. As between the Parties, Shipper shall be solely responsible for, and shall make all necessary arrangements at and downstream of the Delivery Points for, receipt, further transportation, processing, and marketing of Shipper Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and Shipper Injected Liquids.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 8.7 Downstream Delivery Points. Gatherer shall use its commercially reasonable efforts to maintain, and shall act as a reasonable and prudent operator in maintaining, all interconnect and operating agreements with Non-Parties reasonably necessary to facilitate the re-delivery of Shipper Gas and Shipper Injected Liquids to Shipper at the Delivery Points.

ARTICLE 9

QUALITY AND PRESSURE SPECIFICATIONS

Section 9.1 Quality Specifications. Each (x) Mcf of Gas delivered at the Receipt Points by Shipper to Gatherer shall meet the quality specifications set forth in Section 1.1(a)(i) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms), and (y) each MCFE of Injected Liquids delivered at the Injection Points by Shipper to Gatherer shall meet the quality specifications set forth in Section 1.1(a)(ii) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms). Additionally, all Gas and Injected Liquids delivered at the Receipt Points by Shipper on any Day shall, collectively, meet the quality specifications set forth in Section 1.1(a)(iii) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms).

(a) Provided that the Shipper Gas and Shipper Injected Liquids delivered to the Receipt Points comply with each applicable quality specification set forth in Section 1.1 of the Operating Terms, all Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and Injected Liquids that are redelivered at the Delivery Points by Gatherer to Shipper shall meet the quality specifications of the applicable Downstream Facilities at the relevant Delivery Points; provided, however, that in the event any such quality specifications of the applicable Downstream Facilities change from and after the date of this Agreement, Gatherer's obligations under this Section 9.1(a) shall be subject to the provisions of Section 1.1(b) of the Operating Terms.

(b) The Parties recognize and agree that all Shipper Gas and Shipper Injected Liquids gathered by Gatherer through the Gathering System may be commingled with other Gas and/or Injected Liquids volumes received and, subject to Gatherer's obligation to redeliver to Shipper at the Delivery Points Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Injected Liquids, as applicable, that satisfies the applicable quality specifications of the Delivery Points, (i) such Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Injected Liquids shall be subject to such changes in quality, composition and other characteristics as may result from such commingling, and (ii) Gatherer shall have no other obligation to Shipper associated with changes in quality of Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) or Injected Liquids as the result of such commingling.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 9.2 Pressure. Shipper shall Tender or cause to be Tendered Shipper Gas and/or Shipper Injected Liquids, as applicable, to each applicable Receipt Point at sufficient pressure to enter the Gathering System against its contractual operating pressure, but not in excess of the maximum operating pressure for such Receipt Point. Gatherer shall redeliver Shipper Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Shipper Injected Liquids at each applicable Delivery Point at pressures not in excess of the maximum operating pressure for such Delivery Point.

(a) Shipper shall have the means to ensure that Shipper Gas and Shipper Injected Liquids are prevented from entering the Gathering System at pressures in excess of the applicable maximum operating pressure, and Gatherer shall have the obligation and right to restrict the flow of Gas and Injected Liquids into the Gathering System to protect the Gathering System from over pressuring.

(b) Gatherer's obligation to redeliver Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Injected Liquids, as applicable, to a given Delivery Point shall, subject to Gatherer's compliance with Section 8.7, be subject to the operational limitations of the Downstream Facility receiving such Gas (or Drip Liquids) or Injected Liquids, including the Downstream Facility's capacity, measurement capability, operating pressures and any operational balancing agreements as may be applicable.

ARTICLE 10

TERMINATION

Section 10.1 Termination.

(a) This Agreement may be terminated in its entirety as follows:

(i) by Gatherer upon written Notice to Shipper, if Shipper fails to pay pursuant to Section 12.2 any Invoice rendered pursuant to Section 12.1 and such failure is not remedied within 30 Days of written Notice of such failure to Shipper by Gatherer;

(ii) by one Party upon written Notice to the other Party, if such second Party fails to perform or comply with any material warranty, covenant or obligation contained in this Agreement (other than (A) as provided above in Section 10.1(a)(i), (B) for reasons of Force Majeure in accordance with Article 14, or (C) with respect to any material warranty, covenant or obligation contained in this Agreement for which this Agreement expressly sets forth a specific remedy or consequence (other than termination) as a result of any breach of, or failure to comply with, such material warranty, covenant or obligation), and such failure has not been remedied within 60 Days after receipt of written Notice from the non-defaulting Party of such failure;

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(iii) by Gatherer upon written Notice to Shipper, if Shipper or Shipper Parent (A) makes an assignment or any general arrangement for the benefit of creditors, (B) files a petition or otherwise commences, authorizes, or acquiesces in the commencement of a proceeding or cause under any bankruptcy or similar Law for the protection of creditors or has such petition filed or proceeding commenced against either of them, or (C) otherwise becomes bankrupt or insolvent (however evidenced);

(iv) by Gatherer upon written Notice to Shipper pursuant to the provisions of Section 15.4(c); and

(v) by Gatherer upon written Notice to Shipper pursuant to the provisions of Section 18.2.

(b) This Agreement may be terminated with respect to any Subsystem if such Subsystem is Uneconomic during any six consecutive Months, by Gatherer upon written Notice to Shipper delivered within 180 Days following the end of such sixth consecutive Month.

(i) As used herein, "Uneconomic" means that (A) the total direct operating costs and expenses incurred by Gatherer in the operation of such Subsystem (including general and administrative expenses, insurance costs and any out of pocket repair and/or maintenance costs and expenses) exceeds (B) the total net revenues received by Gatherer for the operation of such Subsystem, all as determined in accordance with United States generally accepted accounting principles.

(ii) Should Gatherer reasonably believe that any Subsystem will be Uneconomic for more than three consecutive Months, Gatherer shall advise Shipper of such belief and shall provide Shipper with supporting documentation reasonably necessary to confirm such Uneconomic status.

(iii) Promptly following Gatherer advising Shipper of such potential Uneconomic status, the Parties shall meet to discuss Gatherer's belief and related calculations and any measures that may be taken by the Parties to mitigate and/or reverse the Uneconomic status of such Subsystem.

(iv) Should (A) the Parties fail to reach agreement upon any such appropriate mitigation measures prior to the date upon which Gatherer would otherwise be entitled to terminate this Agreement pursuant to this Section 10.1(b), (B) the Parties reasonably believe that agreement upon such mitigation measures will nevertheless be possible, and (C) Shipper makes Gatherer whole during any such Uneconomic periods occurring during such negotiation period such that, due to Shipper's payment efforts, the operation of such Subsystem is not Uneconomic to Gatherer (whether through Shipper paying of the operating costs of such Subsystem or otherwise), then for so long as subparts (B) and (C) of this Section 10.1(b)(iv) remain true, Gatherer shall not be entitled to exercise its termination rights pursuant to this Section 10.1(b).

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(v) Upon the implementation of any such mitigating measures hereunder, should (A) the Uneconomic condition cease to exist for three consecutive Months, and (B) the reversion of any such mitigating measures not be reasonably likely to cause such Uneconomic condition to return, then any terms of this Agreement affected by such mitigating measures will revert back to the terms in effect prior to Gatherer's declaration of Uneconomic status pursuant to this Section 10.1(b).

Section 10.2 Effect of Termination or Expiration of the Term.

(a) Upon the end of the Term with respect to any Subsystem (whether pursuant to a termination pursuant to Section 10.1(a) or otherwise), this Agreement shall forthwith become void as to such Subsystem and the Parties shall have no liability or obligation under this Agreement, except that (i) the termination of this Agreement (whether with respect to a single Subsystem or the entirety of the Gathering System) shall not relieve any Party from any expense, liability or other obligation or remedy therefor which has accrued or attached prior to the date of such termination, and (ii) the provisions of Section 16.2 through Section 16.5, and Article 19 (other than Section 19.3), and such portions of Appendix II as are necessary to give effect to the foregoing, shall, in each case, survive such termination and remain in full force and effect indefinitely with respect to such Subsystem.

(b) Upon the termination of this Agreement with respect to any Subsystem (whether pursuant to Section 10.1(b) or otherwise), this Agreement, shall, only with respect to such Subsystem, forthwith become void and the Parties shall have no liability or obligation under this Agreement with respect to such Subsystem, except that (i) the termination of this Agreement with respect to such Subsystem shall not relieve any Party from any expense, liability or other obligation or remedy therefor which has accrued or attached prior to the date of such termination with respect to such Subsystem, and (ii) the provisions of Section 16.2 through Section 16.5 shall survive such termination and remain in full force and effect indefinitely with respect to such Subsystem.

Section 10.3 Damages for Early Termination. If a Party terminates this Agreement pursuant to Section 10.1(a)(i), Section 10.1(a)(ii), Section 10.1(a)(iii), or Section 10.1(a)(v), then such terminating Party may pursue any and all remedies at law or in equity for its claims resulting from such termination, subject to Section 16.4.

ARTICLE 11

TITLE AND CUSTODY

Section 11.1 Title. The act of Tendering Gas and/or Injected Liquids to the Receipt Points by Shipper shall be deemed a warranty of title to such Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Injected Liquids by Shipper, or a warranty of the right of Shipper to deliver such Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Injected Liquids for gathering under this Agreement. By Tendering Gas and/or Injected Liquids for delivery into the Gathering System at the Receipt Point(s), Shipper also agrees to indemnify, defend and hold Gatherer harmless from any and all Losses resulting from any claims by a Non-Party of title or rights to such Gas

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Injected Liquids, other than any claims arising out of Gatherer's breach of its warranty made in the succeeding sentence of this Section 11.1. By receiving Shipper Gas and/or Shipper Injected Liquids at the Receipt Points, Gatherer (a) warrants to Shipper that Gatherer has the right to accept and redeliver such Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Injected Liquids, less any System Fuel and Losses, free and clear of any title disputes, liens or encumbrances arising by, through or under Gatherer, but not otherwise, and (b) agrees to indemnify, defend and hold Shipper harmless from any and all Losses resulting from title disputes, liens or encumbrances arising by, through or under Gatherer, but not otherwise. Title to Shipper's share of System Fuel and Losses shall be transferred to Gatherer at the Receipt Points.

Section 11.2 Custody. From and after the delivery of Shipper Gas and/or Shipper Injected Liquids to Gatherer at the Receipt Point(s), until Gatherer's redelivery of such Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Injected Liquids to or for Shipper's account at the applicable Delivery Point(s), as between the Parties, Gatherer shall have custody and control of such Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Injected Liquids. In all other circumstances, as between the Parties, Shipper shall be deemed to have custody and control of such Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Injected Liquids.

ARTICLE 12

BILLING AND PAYMENT

Section 12.1 Invoices. On or before the 25th Day of each Month, Gatherer will render to Shipper an invoice, divided out on a Subsystem-by-Subsystem basis (each, an "Invoice"), for all Fees (including the calculations thereof) owed for System Services provided to Shipper for the preceding Month, all Charges attributable to the preceding Month and any other amounts as may be due under this Agreement for the preceding Month, net of (a) any deductions to which Shipper is entitled in respect of flaring in accordance with Section 7.3, and (b) any other credits or deductions to which Shipper is entitled hereunder, including any MVC Shortfall Credit. Each Invoice shall also contain the volumes of all System Fuel and Losses allocated to Shipper with respect to each Subsystem in accordance with this Agreement. Gatherer shall include with each Invoice such information in its possession as is reasonably sufficient to explain and support both the amounts due and any adjustments to amounts previously invoiced.

Section 12.2 Payments. Unless otherwise agreed by the Parties, payments of amounts included in any Invoice delivered pursuant to this Agreement shall be due and payable, in accordance with each Invoice's instructions, on or before the later of (a) the last Day of each Month and (b) the date that is ten Business Days after Shipper's receipt of the applicable Invoice. All payments by Shipper under this Agreement shall be made by electronic funds transfer of immediately available funds to the account designated by Gatherer in the applicable Invoice. Any amounts not paid by the due date will be deemed delinquent and will accrue interest at the Interest

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Rate, such interest to be calculated from and including the due date but excluding the date the delinquent amount is paid in full. All Invoices shall be paid in full, but payment of any disputed amount shall not waive the payor's right to dispute the Invoice in accordance with this Section 12.2. Shipper may, in good faith (i) dispute the correctness of any Invoice or any adjustment to an Invoice rendered under this Agreement or (ii) request an adjustment of any Invoice for any arithmetic or computational error, in each case, within 24 Months following the date on which the applicable Invoice (or adjustment thereto) was received by Shipper. Any dispute of an Invoice by Shipper or Invoice adjustment requested by Shipper shall be made in writing and shall state the basis for such dispute or adjustment. Upon resolution of the dispute, any required payment shall be made within ten Business Days of such resolution, along with interest accrued at the Interest Rate from and including the due date but excluding the date paid.

Section 12.3 Audit. Each Party has the right, at its sole expense and during normal working hours, to examine the records of the other Party to the extent reasonably necessary to verify the accuracy of any statement, charge or computation made pursuant to the provisions of this Agreement. The scope of such examination will be limited to the previous 24 Months calculated following the end of the Month in which such Notice of audit, statement, charge or computation was presented. No Party shall have the right to conduct more than one audit during any Year. If any such examination reveals any inaccuracy in any statement or charge, the necessary adjustments in such statement or charge and the payments necessitated thereby shall be made within ten Business Days of resolution of the inaccuracy. This Section 12.3 will survive any termination of the Agreement for the later of (a) a period of 24 Months from the end of the Month in which the date of such termination occurred and (b) until a dispute initiated within such 24 Month period is finally resolved, in each case for the purpose of such statement and payment objections.

ARTICLE 13

REMEDIES

Section 13.1 Suspension of Performance; Release from Dedication.

(a) If Shipper fails to pay pursuant to Section 12.2 any Invoice rendered pursuant to Section 12.1 and such failure is not remedied within five Business Days of written Notice of such failure to Shipper by Gatherer, Gatherer shall have the right to suspend performance under this Agreement until such amount, including interest at the Interest Rate, is paid in full.

(b) In the event a Party fails to perform or comply with any material warranty, covenant or obligation contained in this Agreement (other than as provided in Section 13.1(a)), and such failure has not been remedied within 30 Days after receipt of written Notice from the other Party of such failure, then the non-defaulting Party shall have the right to suspend its performance under this Agreement. If Shipper elects to suspend performance as the result of Gatherer's uncured material default, then the Dedicated Production affected by such default shall be deemed to be temporarily released from the terms of this Agreement during the period of such suspension of performance.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 13.2 No Election. In the event of a default by a Party under this Agreement, the other Party shall be entitled in its sole discretion to pursue one or more of the remedies set forth in this Agreement, or such other remedy as may be available to it under this Agreement, at Law or in equity, subject, however, to the limitations set forth in Article 16. No election of remedies shall be required or implied as the result of a Party's decision to avail itself of any remedy under this Agreement.

ARTICLE 14

FORCE MAJEURE

Section 14.1 Events of Force Majeure. An event of "Force Majeure" means, an event that (a) is not within the reasonable control of the Party claiming suspension (the "Claiming Party"), (b) that prevents the Claiming Party's performance or fulfillment of any obligation of the Claiming Party under this Agreement (other than the payment of money), and (c) that by the exercise of due diligence the Claiming Party is unable to avoid or overcome in a reasonable manner. An event of Force Majeure includes, but is not restricted to: (i) acts of God; (ii) wars (declared or undeclared); (iii) insurrections, hostilities, riots, industrial disturbances, blockades or civil disturbances; (iv) epidemics, landslides, lightning, earthquakes, washouts, floods, fires, storms or storm warnings; (v) acts of a public enemy, acts of terror, or sabotage; (vi) explosions, breakage or accidents to machinery or lines of pipe; (vii) hydrate obstruction or blockages of any kind of lines of pipe; (viii) freezing of wells or delivery facilities, partial or entire failure of wells, and other events beyond the reasonable control of Shipper that affect the timing of production or production levels; (ix) mining accidents, subsidence, cave-ins and fires; and (x) action or restraint by any Governmental Authority (so long as the Claiming Party has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint). Notwithstanding anything herein to the contrary, an event of Force Majeure specifically excludes the following occurrences or events: (A) the loss, interruption, or curtailment of interruptible transportation on any Downstream Facility necessary to take delivery of Shipper Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Shipper Injected Liquids at any Delivery Point, unless and only to the extent the same event also curtails firm transportation at the same Delivery Point; (B) increases or decreases in Shipper Gas and/or Shipper Injected Liquids supply (other than any such increase or decrease caused by the actions described in subpart (x) above), allocation or reallocation of Shipper Gas and/or Shipper Injected Liquids production by the applicable well operators; (C) loss of markets; (D) loss of supply of equipment or materials; (E) failure of specific, individual wells or appurtenant facilities in the absence of an event of Force Majeure broadly affecting other wells in the same geographic area; and (F) price changes due to market conditions with respect to the purchase or sale of Gas and/or Injected Liquids gathered hereunder or the economics associated with the delivery, connection, receipt, gathering, compression, dehydration, treatment, processing or redelivery of such Gas and/or Injected Liquids.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 14.2 Actions. If either Gatherer or Shipper is rendered unable by an event of Force Majeure to carry out, in whole or part, its obligations under this Agreement and such Claiming Party gives Notice and reasonably full details of the event to the other Party as soon as practicable after the occurrence of the event, then, during the pendency of such Force Majeure, but only during that period, the obligations of the Claiming Party shall be canceled or suspended, as applicable, to the extent required; provided, however, that notwithstanding anything in the foregoing to the contrary, neither Party shall be relieved from any indemnification obligation or any obligation to make any payments hereunder as the result of Force Majeure, regardless which Party is affected. The Claiming Party shall use commercially reasonable efforts to remedy the Force Majeure condition with all reasonable dispatch, shall give Notice to the other Party of the termination of the Force Majeure, and shall resume performance of any suspended obligation promptly after termination of such Force Majeure. If the Claiming Party is Shipper and such Force Majeure is an event affecting a Delivery Point (but not all Delivery Points), such commercially reasonable efforts shall require, to the extent of capacity available to Shipper at the applicable Downstream Facilities, Shipper to nominate Shipper Gas and/or Shipper Injected Liquids for redelivery at those Delivery Points not affected by such Force Majeure. For the avoidance of doubt, if and to the extent Gatherer is delayed in completing any Committed Build-Outs or System Acquisitions by a Force Majeure event, then the Target Completion Date applicable thereto shall be extended for a period of time equal to that during which such obligations of Gatherer were delayed by such events.

Section 14.3 Strikes, Etc. The settlement of strikes or lockouts shall be entirely within the discretion of the Claiming Party, and any obligation hereunder to remedy a Force Majeure event shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing Person(s) when such course is inadvisable in the sole discretion of the Claiming Party.

ARTICLE 15

REPRESENTATIONS AND COVENANTS

Section 15.1 Party Representations.

(a) Each Party represents and warrants to the other Party as follows: (i) there are no suits, proceedings, judgments, or orders by or before any Governmental Authority that materially adversely affect (A) its ability to perform its obligations under this Agreement or (B) the rights of the other Parties hereunder, (ii) it is duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its formation, and it has the legal right, power and authority and is qualified to conduct its business, and to execute and deliver this Agreement and perform its obligations hereunder, (iii) the making and performance by it of this Agreement is within its powers, and have been duly authorized by all necessary action on its part, (iv) this Agreement constitutes a legal, valid, and binding act and obligation of it, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization and other Laws affecting creditors' rights generally, and with regard to equitable remedies, to the discretion of the court before which proceedings to obtain same may be pending, and (v) there are no bankruptcy, insolvency, reorganization, receivership or other arrangement proceedings pending or being contemplated by it.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(b) Shipper represents and warrants to Gatherer that, during the Term applicable to each Subsystem, Shipper has the sole and exclusive right to purchase all Gas owned or Controlled by Producer and produced from those oil and gas properties located in the Dedicated Area that are operated by Producer, or that are not operated by Producer, but from which Producer has elected to take its applicable production in-kind (such right, collectively, the "Exclusive Producer Purchase Right").

Section 15.2 Joint Representations. Shipper and Gatherer jointly acknowledge and agree that (a) the movement of Shipper Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and Shipper Injected Liquids on the Gathering System under this Agreement constitutes (and is intended to constitute for purposes of all applicable Laws) a movement of Shipper Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) or Shipper Injected Liquids, in each case, that is not subject to the jurisdiction of the Federal Energy Regulatory Commission pursuant to the Natural Gas Act or Section 311 of the Natural Gas Policy Act, (b) the Fees have been freely negotiated and agreed upon as a result of good faith negotiations and are not discriminatory or preferential, but are just, fair, and reasonable in light of the Parties' respective covenants and undertakings herein during the term of this Agreement, and (c) neither Shipper nor Gatherer had an unfair advantage over the other during the negotiation of this Agreement.

Section 15.3 Applicable Laws. This Agreement is subject to all valid present and future Laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the System Services performed under this Agreement or the Gathering System and other facilities utilized under this Agreement.

Section 15.4 Government Authority Modification. It is the intent of the Parties that the rates and terms and conditions established by any Governmental Authority having jurisdiction shall not alter the rates or terms and conditions set forth in this Agreement. If any Governmental Authority having jurisdiction modifies the rates or terms and conditions set forth in this Agreement, then (in addition to any other remedy available to the Parties at Law or in equity):

(a) the Parties hereby agree to negotiate in good faith to enter into such amendments to this Agreement and/or a separate arrangement in order to give effect, to the greatest extent possible, to the rates and other terms and conditions set forth in this Agreement;

(b) the Parties agree to vigorously defend and support in good faith the enforceability of the rates and terms and conditions of this Agreement; and

(c) in the event that the Parties are not successful in accomplishing the objectives set forth in (a) and (b) above such that, following the failure to accomplish such objectives, Gatherer is not in substantially the same economic position as it was prior to any such regulation, then Gatherer may terminate this Agreement upon the delivery of written Notice of termination to Shipper.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 15.5 Taxes. Shipper shall pay or cause to be paid, and agrees to indemnify and hold harmless Gatherer and its Affiliates from and against the payment of, all excise, gross production, severance, sales, occupation, and all other taxes, charges, or impositions of every kind and character required by statute or by any Governmental Authority with respect to Shipper Gas, Shipper Injected Liquids and/or the handling thereof prior to receipt thereof by Gatherer at the Receipt Points. Subject to Section 15.4, Gatherer shall pay or cause to be paid all taxes and assessments, if any, imposed upon Gatherer for the activity of gathering of Shipper Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Shipper Injected Liquids after receipt at the Receipt Points and prior to redelivery thereof by Gatherer at the Delivery Points. Gatherer shall refund to Shipper any tax paid on Shipper's behalf (a) that is successfully disputed, and (b) for which Gatherer has actually received a refund.

Section 15.6 Exclusive Producer Purchase Right. Shipper covenants and agrees that, during the Term applicable to each Subsystem, it shall not, without the prior written consent of Gatherer (such consent to be given or withheld in Gatherer's sole discretion), materially alter, modify or amend the Exclusive Producer Purchase Right, including any contract or other arrangement forming a part of such right (and shall not commit or agree to do so), in any manner that would adversely affect the volumes of Gas (a) to which Shipper is entitled pursuant to the Exclusive Producer Purchase Right, or (b) delivered to Gatherer by Shipper hereunder.

ARTICLE 16

INDEMNIFICATION AND INSURANCE

Section 16.1 Custody and Control Indemnity. EXCEPT FOR LOSSES COVERED BY THE INDEMNITIES IN SECTION 11.1, THE PARTY HAVING CUSTODY AND CONTROL OF GAS AND/OR INJECTED LIQUIDS, AS APPLICABLE, UNDER THE TERMS OF SECTION 11.2 SHALL BE RESPONSIBLE FOR AND SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS THE OTHER PARTY AND SUCH OTHER PARTY'S GROUP FROM AND AGAINST EACH OF THE FOLLOWING: (A) ANY LOSSES ASSOCIATED WITH ANY PHYSICAL LOSS OF SUCH GAS AND/OR INJECTED LIQUIDS (OTHER THAN SYSTEM FUEL AND LOSSES), INCLUDING THE VALUE OF SUCH LOST GAS AND/OR INJECTED LIQUIDS, AND (B) ANY DAMAGES RESULTING FROM THE RELEASE OF ANY SUCH GAS AND/OR INJECTED LIQUIDS; PROVIDED, HOWEVER, THAT NO INDEMNIFIED PERSON OR A MEMBER OF SUCH INDEMNIFIED PERSON'S GROUP SHALL BE ENTITLED TO INDEMNIFICATION PURSUANT TO THIS Section 16.1 WITH RESPECT TO ITS OWN NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 16.2 Shipper Indemnification. SUBJECT TO Section 16.1, SHIPPER AGREES TO AND SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS GATHERER, AND GATHERER'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, PARENT, AFFILIATES AND SUBSIDIARIES, (ALL OF THE FOREGOING, THE "Gatherer Group") FROM AND AGAINST ALL LOSSES WHICH IN ANY WAY RESULT FROM ANY OF THE FOLLOWING: (A) THE OWNERSHIP, DESIGN, CONSTRUCTION, MAINTENANCE OR OPERATION OF SHIPPER'S FACILITIES; PROVIDED, HOWEVER,

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THAT NO MEMBER OF THE GATHERER GROUP SHALL BE ENTITLED TO INDEMNIFICATION PURSUANT TO THIS SECTION 16.2 WITH RESPECT TO THE NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY MEMBER OF THE GATHERER GROUP, (B) ANY SHIPPER GAS AND/OR SHIPPER INJECTED LIQUIDS, AS APPLICABLE, DELIVERED INTO THE GATHERING SYSTEM THAT DO NOT MEET EACH OF THE APPLICABLE QUALITY SPECIFICATIONS SET FORTH IN SECTION 1.1(A) OF THE OPERATING TERMS (AS REVISED IN ACCORDANCE WITH SECTION 1.1(B) OF THE OPERATING TERMS), AND (C) THE PAYMENT OR CALCULATION OF ANY PROCEEDS, ROYALTIES OR OTHER BURDENS ON PRODUCTION DUE BY ANY PRODUCER TO APPLICABLE LESSORS, LANDOWNERS, ROYALTY HOLDERS OR OTHER INTEREST HOLDERS (INCLUDING CO-OWNERS OF WORKING INTERESTS), AS APPLICABLE, WITH RESPECT TO ANY GAS AND/OR INJECTED LIQUIDS DELIVERED INTO THE GATHERING SYSTEM BY OR ON BEHALF OF SHIPPER.

Section 16.3 Gatherer Indemnification. SUBJECT TO Section 16.1 AND Section 16.5, GATHERER AGREES TO AND SHALL RELEASE, DEFEND, INDEMNIFY AND HOLD HARMLESS SHIPPER, AND SHIPPER'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, PARENT, AFFILIATES AND SUBSIDIARIES, (ALL OF THE FOREGOING, THE "Shipper Group") FROM AND AGAINST ALL LOSSES WHICH IN ANY WAY RESULT FROM THE OWNERSHIP, DESIGN, CONSTRUCTION, MAINTENANCE OR OPERATION OF THE GATHERING SYSTEM; PROVIDED, HOWEVER, THAT NO MEMBER OF THE SHIPPER GROUP SHALL BE ENTITLED TO INDEMNIFICATION PURSUANT TO THIS SECTION 16.3 WITH RESPECT TO (A) THE NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY MEMBER OF THE SHIPPER GROUP, OR (B) ANY SHIPPER GAS AND/OR SHIPPER INJECTED LIQUIDS DELIVERED INTO THE GATHERING SYSTEM THAT DO NOT MEET EACH OF THE APPLICABLE QUALITY SPECIFICATIONS SET FORTH IN SECTION 1.1(A) OF THE OPERATING TERMS (AS REVISED IN ACCORDANCE WITH SECTION 1.1(B) OF THE OPERATING TERMS).

Section 16.4 Actual Direct Damages. A PARTY'S (OR A MEMBER OF SUCH PARTY'S GROUP'S) DAMAGES RESULTING FROM A BREACH OR VIOLATION OF ANY REPRESENTATION, WARRANTY, COVENANT, AGREEMENT OR CONDITION CONTAINED IN THIS AGREEMENT OR ANY ACT OR OMISSION ARISING FROM OR RELATED TO THIS AGREEMENT SHALL BE LIMITED TO ACTUAL DIRECT DAMAGES AND SHALL NOT INCLUDE ANY OTHER LOSS OR DAMAGE, INCLUDING INDIRECT, SPECIAL, CONSEQUENTIAL, INCIDENTAL, EXEMPLARY OR PUNITIVE DAMAGES, INCLUDING LOST PROFITS, PRODUCTION, OR REVENUES, AND EACH PARTY EXPRESSLY RELEASES THE OTHER PARTY AND THE MEMBERS OF SUCH OTHER PARTY'S GROUP FROM ALL SUCH CLAIMS FOR LOSS OR DAMAGE OTHER THAN ACTUAL DIRECT DAMAGES; PROVIDED, THAT THE LIMITATION TO DIRECT DAMAGES ONLY SHALL NOT APPLY TO ANY DAMAGE, CLAIM OR LOSS ASSERTED BY OR AWARDED TO THIRD PARTIES AGAINST A PARTY AND FOR WHICH THE OTHER PARTY WOULD OTHERWISE BE RESPONSIBLE UNDER THIS AGREEMENT.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 16.5 Penalties. EXCEPT FOR INSTANCES OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT BY GATHERER, SHIPPER SHALL RELEASE, INDEMNIFY, DEFEND AND HOLD GATHERER AND THE GATHERER GROUP HARMLESS FROM ANY LOSSES, INCLUDING ANY SCHEDULING PENALTIES OR MONTHLY BALANCING PROVISIONS, IMPOSED BY A DOWNSTREAM FACILITY IN ANY TRANSPORTATION CONTRACTS OR SERVICE AGREEMENTS ASSOCIATED WITH, OR RELATED TO, SHIPPER GAS OR SHIPPER INJECTED LIQUIDS, INCLUDING ANY PENALTIES IMPOSED PURSUANT TO A DOWNSTREAM FACILITY'S TARIFF (IF APPLICABLE), OR WHICH MAY BE CAUSED BY OFO'S, PDA'S, OTHER PIPELINE ALLOCATION METHODS, UNSCHEDULED PRODUCTION, OR BY UNAUTHORIZED PRODUCTION.

Section 16.6 Insurance. The Parties shall carry and maintain no less than the insurance coverage set forth in Exhibit J.

ARTICLE 17

ASSIGNMENT

Section 17.1 Assignment of Rights and Obligations under this Agreement.

(a) Shipper shall be entitled to assign its rights and obligations under this Agreement (in whole or in part) to another Person; provided that (i) such transferee has also been assigned the Exclusive Producer Purchase Right (including any contract or other arrangement forming a part of such right), (ii) the transferee specifically assumes all of Shipper's rights and obligations hereunder, and (iii) the transferee has, in Gatherer's good faith and reasonable judgment, the financial and operational capability to perform and fulfill Shipper's obligations hereunder. Gatherer shall be entitled to assign its rights and obligations under this Agreement (in whole or in part) to another Person; provided that (A) such Person has acquired all or a portion of the Gathering System (including any Subsystem thereof) and (B) the portion of the rights and obligations of Gatherer under this Agreement to be transferred to such Person correspond to the interest in the Gathering System so transferred to such Person.

(b) This Agreement shall be binding upon and inure to the benefit of the respective permitted successors and assigns of the Parties. Any attempted assignment made without compliance with the provisions set forth in this Section 17.1 shall be null and void ab initio.

(c) Any release of any of Dedicated Production from dedication under this Agreement pursuant to Section 4.4 shall not constitute an assignment or transfer of such Dedicated Production for the purposes of this Article 17.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 17.2 Pre-Approved Assignment. Each Party shall have the right, without the prior consent of the other Party, to (a) mortgage, pledge, encumber or otherwise impress a lien or security interest upon its rights and interest in and to this Agreement and (b) make a transfer pursuant to any security interest arrangement described in (a) above, including any judicial or non-judicial foreclosure and any assignment from the holder of such security interest to another Person.

ARTICLE 18

SHIPPER GUARANTEE; ADEQUATE ASSURANCES

Section 18.1 Shipper Guarantee. Concurrently with the execution of the Original Agreement, Shipper delivered to Gatherer a guarantee from Hess Corporation, the indirect owner of 100% of the issued and outstanding shares of Shipper ("Shipper Parent"), which guarantee provides a guarantee of all of Shipper's obligations under this Agreement.

Section 18.2 Adequate Assurances. If (a) Shipper fails to pay any Invoice according to the provisions hereof and such failure continues for a period of five Business Days after written Notice of such failure is provided to Shipper or (b) Gatherer has reasonable grounds for insecurity regarding the performance by Shipper of any obligation under this Agreement, then Gatherer, by delivery of written Notice to Shipper, may, singularly or in combination with any other rights it may have, demand Adequate Assurance by Shipper. As used herein, "Adequate Assurance" means, at the option of Shipper, (i) the advance payment in cash by Shipper to Gatherer for System Services to be provided under this Agreement in the following Month or (ii) delivery to Gatherer by Shipper of an Adequate Letter of Credit in an amount equal to not less than the aggregate amounts owed from Shipper to Gatherer hereunder for the prior two Month period. If (A) Shipper fails to provide Adequate Assurance to Gatherer within 48 hours of Gatherer's request therefor pursuant to this Section 18.2 or (B) Shipper or Shipper Parent suffers any of the actions described in Section 10.1(a)(iii), then, in either case, Gatherer shall have the right to, at its sole option, terminate this Agreement upon written Notice to Shipper or suspend or reduce all services under this Agreement without prior Notice to Shipper, in each case, without limiting any other rights or remedies available to Gatherer under this Agreement or otherwise. If Gatherer exercises the right to terminate this Agreement or suspend or reduce any System Services under this Section 18.2, then Shipper shall not be entitled to take, or cause to be taken, any action hereunder or otherwise against Gatherer for such termination, suspension or reduction. Failure of Gatherer to exercise its right to terminate this Agreement or suspend or reduce any System Service as provided in this Section 18.2 shall not constitute a waiver by Gatherer of any rights or remedies Gatherer may have under this Agreement, applicable Law, or otherwise.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

ARTICLE 19

MISCELLANEOUS

Section 19.1 Relationship of the Parties. The rights, duties, obligations and liabilities of the Parties under this Agreement shall be individual, not joint or collective. It is not the intention of the Parties to create, and this Agreement shall not be deemed or construed to create, a partnership, joint venture or association or a trust. This Agreement shall not be deemed or construed to authorize any Party to act as an agent, servant or employee for any other Party for any purpose whatsoever except as explicitly set forth in this Agreement. In their relations with each other under this Agreement, the Parties shall not be considered fiduciaries.

Section 19.2 Notices; Voice Recording. All notices and communications required or permitted to be given under this Agreement shall be considered a "Notice" and be sufficient in all applicable respects if (a) given in writing and delivered personally, (b) sent by bonded overnight courier, (c) mailed by U.S. Express Mail or by certified or registered United States Mail with all postage fully prepaid, (d) transmitted by facsimile (provided that any such fax is confirmed by written confirmation), or (e) by electronic mail with a PDF of the notice or other communication attached (provided that any such electronic mail is confirmed by written confirmation), in each case, addressed to the appropriate Person at the address for such Person shown in Exhibit K. Any Notice given in accordance herewith shall be deemed to have been given when (i) delivered to the addressee in person or by courier, (ii) transmitted by electronic communications during normal business hours, or if transmitted after normal business hours, on the next Business Day (in each case, provided that any such electronic communication is confirmed in writing), or (iii) upon actual receipt by the addressee after such notice has either been delivered to an overnight courier or deposited in the United States Mail if received during normal business hours, or if not received during normal business hours, then on the next Business Day, as the case may be. Any Person may change their contact information for notice by giving Notice to the other Parties in the manner provided in this Section 19.2. Either Party may, from time-to-time, agree and request that certain Notices or statements, such as operational, scheduling, nominations, or Invoices, be sent by alternative means, such as e-mail, facsimile or otherwise. The Parties hereby agree that, to the extent permitted by Law, each Party may electronically record telephone conversations between the Parties in connection with oral notices, nominations, scheduling, or other operational communications between the Parties for purposes of confirming and documenting such communications, with or without the use of a prior warning tone or Notice.

Section 19.3 Expenses. Except as otherwise specifically provided, all fees, costs and expenses incurred by the Parties in negotiating this Agreement shall be paid by the Party incurring the same, including legal and accounting fees, costs and expenses.

Section 19.4 Waivers; Rights Cumulative. Any of the terms, covenants, or conditions hereof may be waived only by a written instrument executed by or on behalf of the Party waiving compliance. No course of dealing on the part of any Party, or their respective officers, employees, agents, or representatives, and no failure by a Party to exercise any of its rights under this Agreement, shall, in either case, operate as a waiver thereof or affect in any way the right of such Party at a later time to enforce the performance of such provision. No waiver by any Party of any condition, or any breach of any term or covenant contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of any breach of any other term or covenant. The rights of the Parties under this Agreement shall be cumulative, and the exercise or partial exercise of any such right shall not preclude the exercise of any other right.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 19.5 Confidentiality. For the Term of this Agreement and for one year after the termination of this Agreement, the Parties shall keep confidential the terms of this Agreement, including, but not limited to, the Fees, the volumes delivered (and redelivered) hereunder, all other material terms of this Agreement and any non-public information and materials delivered pursuant to this Agreement (collectively, "Confidential Information"), except as follows:

(a) to the extent disclosures of Confidential Information may be reasonably required to effectuate the performance of this Agreement by either Party or the construction, operation or maintenance of the Gathering System;

(b) to meet the requirements of any applicable Law or of a Governmental Authority with jurisdiction over the matter for which information is sought, and in that event, the disclosing Party shall provide prompt written Notice to the other Party, if legally permitted to do so, of the requirement to disclose the Confidential Information and shall take or assist the other Party in taking all reasonable legal steps available to suppress the disclosure or extent of disclosure of the information;

(c) in a sales process involving all or a portion of the Gathering System; provided that the Parties take all reasonable steps to ensure that the confidentiality of Confidential Information is maintained as a result of such sales process; and

(d) to those employees, consultants, agents, advisors and equity holders of each Party who need to know such Confidential Information for purposes of, or in connection with, the performance of such Party's obligations under this Agreement; provided that the Party disclosing the Confidential Information to those Persons shall be liable to the other Party for any damages suffered due to a failure by any of such Persons to maintain the confidentiality of the Confidential Information on the basis set forth in this Agreement.

Section 19.6 Entire Agreement; Conflicts. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT OF THE PARTIES PERTAINING TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL PRIOR AGREEMENTS, UNDERSTANDINGS, NEGOTIATIONS, AND DISCUSSIONS, WHETHER ORAL OR WRITTEN, OF THE PARTIES OR THEIR PREDECESSORS PERTAINING TO THE SUBJECT MATTER HEREOF OR THE GATHERING SYSTEM. THERE ARE NO WARRANTIES, REPRESENTATIONS, OR OTHER AGREEMENTS AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREEMENT, INCLUDING THE EXHIBITS AND APPENDICES HERETO, AND NO PARTY SHALL BE BOUND BY OR LIABLE FOR ANY ALLEGED REPRESENTATION, PROMISE, INDUCEMENT OR STATEMENT OF INTENTION NOT SO SET FORTH.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 19.7 Amendment. This Agreement may be amended only by an instrument in writing executed by the Parties and expressly identified as an amendment or modification.

Section 19.8 Governing Law; Disputes. THIS AGREEMENT AND THE LEGAL RELATIONS AMONG THE PARTIES SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT REFER CONSTRUCTION OF SUCH PROVISIONS TO THE LAWS OF ANOTHER JURISDICTION. ALL OF THE PARTIES CONSENT TO THE EXERCISE OF JURISDICTION IN PERSONAM BY THE UNITED STATES FEDERAL DISTRICT COURTS LOCATED IN HARRIS COUNTY, TEXAS FOR ANY ACTION ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY SHALL BE EXCLUSIVELY LITIGATED IN THE UNITED STATES FEDERAL DISTRICT COURTS HAVING SITES IN HARRIS COUNTY, TEXAS (AND ALL APPELLATE COURTS HAVING JURISDICTION THEREOVER). EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 19.9 Parties in Interest. Nothing in this Agreement shall entitle any Non-Party to any claim, cause of action, remedy or right of any kind.

Section 19.10 Preparation of Agreement. Both Parties and their respective counsel participated in the preparation of this Agreement. In the event of any ambiguity in this Agreement, no presumption shall arise based on the identity of the draftsman of this Agreement.

Section 19.11 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

Section 19.12 Operating Terms. The Operating Terms are incorporated into this Agreement for all purposes.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Section 19.13 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by electronic mail shall be deemed an original signature hereto.

[signature page follows]

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

IN WITNESS WHEREOF, the Parties have executed this Agreement, in each case, to be effective as of the Effective Time.

SHIPPER:		GATHERER:

HESS TRADING CORPORATION		HESS NORTH DAKOTA PIPELINES LLC

By:	/s/ Steven A. Villas	By:	/s/ John A. Gatling
Name:	Steven A. Villas	Name:	John A. Gatling
Title:	President	Title:	Vice President, Bakken Midstream

Signature Page to

Amended and Restated Gas Gathering Agreement

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APPENDIX I

OPERATING TERMS AND CONDITIONS

1.1 Quality Specifications.

(a) Quality Specifications. All Shipper Gas and Shipper Injected Liquids Tendered at the Receipt Points shall conform to the following specifications, as applicable:

(i) Shipper Gas. All Shipper Gas Tendered at any Receipt Point shall conform to the following specifications:

(A) Hydrogen Sulfide:

(1) The Gas delivered hereunder into any Receipt Point upstream of the Ross, Myrtle, Sorkness, and Wheelock compressor stations shall not contain more than a total of [***] parts per million ([***] ppm) by volume of hydrogen sulfide.

(2) Notwithstanding the foregoing and for the avoidance of doubt, Gas containing hydrogen sulfide shall only be accepted if the applicable Downstream Facility is commercially capable of treating for such contaminant.

(B) Carbon Dioxide: The Gas delivered hereunder shall not contain more than [***] percent ([***]%) by volume of carbon dioxide.

(C) Nitrogen: The Gas delivered hereunder shall not contain more than four percent (4.0%) by volume of nitrogen.

(D) Oxygen: The Gas delivered hereunder shall not contain any oxygen.

(E) Other Constituents: The Gas delivered hereunder shall be commercially free from well treating chemicals, liquid water, dirt, dust, crude oil, gums, iron particles, arsenic, mercury, selenium, radon, antimony and other impurities or noncombustible gases, in each case, which, individually or in the aggregate, would adversely affect the utilization or processing of such Gas.

(F) Hydrocarbon Dew Point: The Gas delivered hereunder to the high pressure side of the Compression Services shall have a hydrocarbon dew point temperature equal to or less than thirty degrees (30°) Fahrenheit at the then-current operating pressure at the applicable Receipt Point.

(ii) Shipper Injected Liquids. All Shipper Injected Liquids Tendered at any Injection Point shall conform to the following specifications:

Appendix I – Page 1

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(A) Oxygen: The Injected Liquids delivered hereunder shall not contain any oxygen.

(B) Other Constituents: The Injected Liquids delivered hereunder shall be commercially free from well treating chemicals, liquid water, dirt, dust, crude oil, gums, iron particles, arsenic, mercury, selenium, radon, antimony and other impurities, in each case, which, individually or in the aggregate, would adversely affect the utilization of such Injected Liquids, or any residue gas produced therefrom, at any applicable Downstream Facility.

(iii) Shipper Gas and Shipper Injected Liquids. Notwithstanding anything in the foregoing to the contrary, the aggregate volumes of Shipper Gas and Shipper Injected Liquids Tendered at the Receipt Points on each Day during the Term applicable to each Subsystem shall, when aggregated together and determined on an average basis for each such Day, conform to the following specifications:

(A) Carbon Dioxide: The aggregate volumes of Shipper Gas and Shipper Injected Liquids delivered hereunder in any Day shall not contain more than [***] percent ([***]%) by volume of carbon dioxide.

(B) Hydrogen Sulfide:

(1) The aggregate volumes of Shipper Gas and Shipper Injected Liquids delivered hereunder in any Day shall not contain more than a total of [***] percent ([***]%) by volume of hydrogen sulfide and not less than a total of [***] percent ([***]%) by volume of hydrogen sulfide; provided, however, that Shipper shall also be entitled to deliver Shipper Gas and Shipper Injected Liquids hereunder that do not, in the aggregate for all volumes of such Shipper Gas and Shipper Injected Liquids delivered hereunder in any Day, contain more than a total of [***] parts per million ([***] ppm) by volume of hydrogen sulfide.

(2) Notwithstanding the foregoing and for the avoidance of doubt, Shipper Gas and Shipper Injected Liquids containing hydrogen sulfide shall only be accepted if the applicable Downstream Facility is commercially capable of treating for such contaminant.

(C) Sum of Hydrogen Sulfide plus Carbon Dioxide: The sum of (a) the hydrogen sulfide content, plus (b) the carbon dioxide content, in each case, of the aggregate volumes of Shipper Gas and Shipper Injected Liquids delivered hereunder in any Day shall not exceed [***] percent ([***]%) by volume.

(D) Nitrogen: The aggregate volumes of Shipper Gas and Shipper Injected Liquids delivered hereunder in any Day shall not contain more than three and one-tenth of one percent (3.1%) by volume of nitrogen.

(E) Oxygen: The aggregate volumes of Shipper Gas and Shipper Injected Liquids delivered hereunder in any Day shall not contain any oxygen.

Appendix I – Page 2

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(F) Gross Heating Value after processing: The residue gas that would be produced from the aggregate volume of Shipper Gas and Shipper Injected Liquids delivered hereunder in any Day shall have a calculated Gross Heating Value of not less than 967 Btus per cubic foot at Standard Base Conditions.

(b) Downstream Facilities. Notwithstanding the quality specifications above, if a Downstream Facility notifies either Party of different or additional quality specifications required at any Delivery Point that are more stringent than the specifications shown above, such Party will promptly notify the other Party of any such different or additional specifications as soon as practicable after being notified of such specifications.

(i) Following the Parties' receipt of a notice from a Downstream Facility as described in Section 1.1(b) of the Operating Terms above, the Parties shall promptly meet to discuss such different or additional quality specifications and agree upon the Parties' collective response to such Downstream Facility. Each Party agrees to use its commercially reasonable efforts to meet and agree upon such response within any applicable time limitation imposed by such Downstream Facility, any binding contractual commitment of either Party, or any Governmental Authority (including any applicable Law), as applicable.

(ii) In the event that Gatherer would be required to install any processing or treatment facilities in order to meet any such different or additional Downstream Facility quality specifications, the Parties shall meet to determine (A) what additional facilities would be needed, (B) whether or not the Parties agree that such additional facilities should be installed, and (C) what amendments to the then-current Gathering System Plan and System Budget would be needed to incorporate the installation of such additional facilities.

(iii) In the event that the Parties do not mutually agree (A) that such additional facilities should either be installed or not installed, or (B) on the amendments to the then-current Gathering System Plan that would be needed to incorporate the installation of such additional facilities, then, in each case, the provisions of Section 5.3(e) shall be applied by the Parties with respect to such dispute.

(iv) In the event that the Parties mutually agree (or it is determined pursuant to Section 5.3(e)) (A) that such additional facilities should be installed, and (B) upon the amendments to the then-current Gathering System Plan that would be needed to incorporate the installation of such additional facilities, then Gatherer shall be provided such period of time as would be reasonably needed to install and place into service such additional facilities.

(v) Following the date upon which any such additional facilities are installed and placed into service, such different or additional Downstream Facility quality specifications will be considered as the quality specifications with respect to the applicable Delivery Points under this Agreement for as long as required by such Downstream Facility.

Appendix I – Page 3

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(c) Nonconforming Gas or Injected Liquids. Should, at any time during the Term applicable to the relevant Subsystem, either Party become aware that (i) any Mcf of Gas Tendered by Shipper into the Gathering System does not meet any of the quality specifications in Section 1.1(a)(i) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms), (ii) any MCFE of Injected Liquids Tendered by Shipper into the Gathering System does not meet any of the quality specifications in Section 1.1(a)(ii) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms), or (iii) the aggregate volumes of Gas and Injected Liquids Tendered by Shipper into the Gathering System on any Day does not meet the quality specifications in Section 1.1(a)(iii) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms), then, in any such case, such Party shall immediately notify the other Party of such failure and nonconforming Shipper Gas and/or Shipper Injected Liquids and, if known, the extent of the deviation from such specifications. Upon any such notification, Shipper shall determine the expected duration of such failure and notify Gatherer of the efforts Shipper is undertaking to remedy such deficiency.

(d) Failure to Meet Specifications. If any Shipper Gas and/or Shipper Injected Liquids delivered into the Gathering System fail to meet each of the applicable quality specifications in Section 1.1(a) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms) when Tendered at the Receipt Points, Gatherer shall have the right to cease accepting such Gas and/or Injected Liquids into the Gathering System or reject such Gas and/or Injected Liquids from entering the Gathering System, as applicable.

(e) Acceptance of Nonconforming Gas or Injected Liquids. Without limiting the rights and obligations of Gatherer pursuant to clause (d) immediately above, Gatherer may elect to accept receipt at any Receipt Point of Shipper Gas and/or Shipper Injected Liquids that fails to meet any of the quality specifications stated above. Such acceptance by Gatherer shall not be deemed a waiver of Gatherer's right to refuse to accept non-specification Shipper Gas and/or Shipper Injected Liquids at a subsequent time.

(f) Liability for Nonconforming Gas or Injected Liquids. With respect to any Shipper Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Shipper Injected Liquids that fail to meet each of the applicable quality specifications under Section 1.1(a) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms) when Tendered at the Receipt Points, Shipper shall be responsible for (i) any fees charged by any Downstream Facility; (ii) any costs incurred by Gatherer and agreed to by Shipper in order to avoid such fees for such Gas and/or Injected Liquids; and (iii) any costs, expenses or damages incurred by Gatherer (including with respect to any damages incurred to the Gathering System). Additionally, Shipper shall always be responsible for fees charged by a Downstream Facility due to non-specification Shipper Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or non-specification Shipper Injected Liquids and will indemnify the Gatherer Group from claims by a Downstream Facility arising from non-specification Shipper Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or non-specification Shipper Injected Liquids.

Appendix I – Page 4

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(g) Liability for Nonconforming Commingled Gas or Injected Liquids. With respect to any Shipper Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and/or Shipper Injected Liquids that (i) fail to meet the quality specifications of any Downstream Facility under Section 1.1(b) of the Operating Terms, but (ii) meet each of the applicable quality specifications set forth in this Section 1.1(a) of the Operating Terms (as revised in accordance with Section 1.1(b) of the Operating Terms) when Tendered at the applicable Receipt Point, Shipper shall not be responsible for (A) any fees charged by any Downstream Facility as a result thereof; or (B) any other costs, expenses or damages incurred by Gatherer (including with respect to any damages incurred to the Gathering System) with respect to such commingled Gas and/or Injected Liquids.

1.2 Nomination Procedures; Coordination; Compliance.

(a) Nominations. The Parties shall, as soon as reasonably practicable following the date hereof, use their commercially reasonable efforts to agree upon a nomination procedure with respect to receipts and deliveries of Shipper Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and Shipper Injected Liquids at the Receipt Points and Delivery Points. As a general rule, Shipper shall use its commercially reasonable efforts to make, and Gatherer shall use commercially reasonable efforts to comply with, nominations made or requested under this Agreement in a manner that is reasonably likely to (i) maximize volumetric throughput in the Gathering System (whether relating to Shipper Gas, Shipper Injected Liquids or other volumes in the Gathering System), (ii) utilize any excess capacity available at any Receipt Points and Delivery Points on the Gathering System, and (iii) maximize the volumetric deliveries to those Delivery Points connected to Downstream Facilities governed by the GPA (whether relating to Shipper Gas, Shipper Injected Liquids or other volumes in the Gathering System). Notwithstanding anything in the foregoing to the contrary, provided, however, that Shipper shall not make or request any nominations that would reasonably be expected to result in a violation of, or the practical impossibility of compliance with, performance of any contractual commitments of Gatherer Group with respect to any processing facility or other Downstream Facility which is not wholly owned by Gatherer or the Gatherer Group of which Shipper has been made aware to the extent relating to Downstream Facilities that are not wholly-owned by the Gatherer Group.

(b) Coordination with Receiving Transporters. The Parties recognize that Gatherer must coordinate its actions with those of the Downstream Facilities. Accordingly, upon 30 Days written Notice to Shipper, Gatherer may modify provisions of this Agreement to implement standards promulgated by NAESB and adopted by any Downstream Facility as it relates to the Gathering System or to otherwise coordinate the provisions of this Agreement with the operating conditions, rules, or tariffs of the Downstream Facilities, and Shipper agrees to execute such amendment(s) to this Agreement proposed by Gatherer in good faith that reflect such modifications.

(c) Shipper Compliance. Shipper covenants and agrees that it shall, in relation to each requested receipt or delivery of Shipper Gas and/or Shipper Injected Liquids (i) act in accordance and in a manner consistent with the applicable nomination, and (ii) observe and comply with (A) the terms and conditions of this Agreement, including these Operating Terms, (B) Applicable Requirements, and (C) the Gathering System Rules.

Appendix I – Page 5

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1.3 Measurement Devices.

(a) All Gas and Injected Liquids Tendered hereunder at a Receipt Points shall be measured, prior to delivery into the Gathering System, by a suitable measurement device to be furnished and installed (or caused to be furnished and installed) by Gatherer, and subsequently kept in repair (or caused to be kept in repair) by Gatherer, and located at or near such Receipt Point. Such Gas measurement devices shall be installed, and the meter run fabricated and installed, in accordance with the American Petroleum Institute Manual of Petroleum Measurement Standards (the "MPMS") Chapter 14.3, Part 2 April 2000, Reaffirmed May 2011, utilizing EGM (electronic gas measurement) installed pursuant to MPMS Chapter 21.1, August 1993, Reaffirmed August 2011. Such Injected Liquids Turbine or Coriolis measurement devices shall be installed in accordance with the MPMS Chapter 5.3, November 2011, Measurement of Liquid Hydrocarbons by Turbine Meter, or MPMS Chapter 5.6 October 202, Reaffirmed March 2008, Measurement of Liquid Hydrocarbons by Coriolis Meters.

(b) Gas metered hereunder shall be computed in units of Mcf and Injected Liquids metered hereunder shall be computed in units of MCFE. Such Gas shall be measured in accordance with the MPMS Chapter 14.3, Part 3 August 1992, Reaffirmed February 2009, and such Injected Liquids shall be measured in accordance with the MPMS, Chapter 5.3 November 2011, Measurement of Liquid Hydrocarbons by Turbine Meter or MPMS Chapter 5.6 October 202, Reaffirmed March 2008, Measurement of Liquid Hydrocarbons by Coriolis Meters, in each case, as the same may be amended from time to time, in a manner generally accepted by the gas producing industry, with the following exception: the atmospheric pressure used by Gatherer where Gas and Injected Liquids are measured shall be as set prescribed by the Standard Base Conditions.

(c) Gatherer shall inspect (or cause to be inspected) said measurement devices semi-annually, and adjust and repair (or caused to be adjusted and repaired) the same as necessary. Gatherer shall notify Shipper in writing prior to such measurement device calibrations in order that Shipper may have a representative present to witness same, and the measurement device(s) shall be open to inspection at all times by Shipper in the presence of Gatherer. In case any question arises as to the accuracy of the measurement, said measurement devices shall be tested upon the demand of either Party. The expense of such tests shall be borne by the Party demanding same if the measurement device is found to be correct, and by Gatherer if found incorrect. A registration within one percent (1.0%) of correct shall be considered correct, but the measurement device shall be adjusted to zero error. Settlement for any period of inoperable or inaccurate measurement shall be in accordance with the average readings taken during the last preceding ten Days when the measurement device was registering accurately and the first ten Days after the measurement device was restored to accuracy. If Gatherer and Seller are unable to agree as to the time period during which the measurement device was inoperative or inaccurate it is agreed that volume adjustments shall be limited to no more than one-half of the operational Days from the date of the last calibration to the date of the correct calibration.

Appendix I – Page 6

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(d) If the measurement equipment is found to be measuring inaccurately and the amount of Gas delivered cannot be ascertained or computed from the reading, then the Gas and Injected Liquids delivered will be estimated and agreed upon by the Parties based on the best data available, using the first available of the following:

(i) The registration of any check meter or meters if installed and accurately registering;

(ii) The correction of the errors, if the percentage of error is ascertainable by meter calibration, test, or mathematical calculation;

(iii) The estimation based on comparison of the quantity of deliveries with deliveries during preceding periods under similar conditions when the meter was registering accurately.

(e) If requested, Gatherer shall send the charts or electronic data, as available to Gatherer, to Shipper for checking, after which they are to be returned to Gatherer within 90 Days.

1.4 Gas Quality Determination.

(a) All Gas and Injected Liquids tests conducted pursuant to this Agreement, whether by Gatherer or Shipper (or their respective representatives, shall be based on the applicable standards and specifications published in the American Gas Association ("AGA") Committee Reports, the AGA Gas Measurement Manual, the MPMS, the Gas Processors Association ("GSPA") Technical Standards, the GSPA Plant Operations Test Manual, and the American Society for Testing Materials Standards - Section 5, in each case, as amended from time to time. Specifically, as related to (i) Gas sampling techniques, the Parties (or their respective representatives) shall utilize GSPA Standard 2166-86, and (ii) Injected Liquids sampling techniques, the Parties (or their respective representatives) shall utilize GSPA Standard 2174-93, in each case, as amended from time to time, for obtaining Receipt Point Gas and Injected Liquids samples hereunder.

(b) Semi-annually, or as often as Gatherer deems advisable, Gatherer shall obtain a representative sample of Shipper Gas and Shipper Injected Liquids at each Receipt Point and, by a chromatographic gas analysis, determine the test content and Gross Heating Value of such Shipper Gas and Shipper Injected Liquids. The first such determination shall be made within a reasonable time after delivery of Gas and Injected Liquids into the Gathering System begins hereunder, with such time not to exceed 30 Days, and shall apply until the first Day of the Month following the next determination. The period for determination shall be selected by Gatherer. Gatherer shall notify Shipper in writing of the date of taking the test. Shipper may witness the tests or make joint tests with its own appliances at Shipper's sole cost. The Gas and Injected

Appendix I – Page 7

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Liquids used in the content tests shall be measured in Standard Cubic Feet. The specific gravity of the Gas and Injected Liquids tested shall be determined by any method adopted as standard by the GSPA. The percentage of hydrogen sulfide in the Gas and Injected Liquids shall be determined by the GSPA Length of Stain Tube Method, or any other generally accepted industry method should the Length of Stain Tube Method be changed. Use of a chromatographic gas analysis will provide the composition of the remaining components in the Gas and Injected Liquids stream. For all Gas and Injected Liquids analyses contemplated hereunder, Gatherer shall have the right, but not the obligation, to change methods to meet recent industry standards; provided that such methods are deemed to be cost effective as determined by Gatherer in its sole business judgment.

1.5 Curtailment of Gas and Injected Liquids. If capacity on the Gathering System, or any Subsystem thereof, is interrupted, curtailed or reduced, or capacity is insufficient for the needs of all shippers desiring to use such capacity, the holders of Interruptible Service will be curtailed first, the holders of Firm Service shall be curtailed second, and the holders of Anchor Shipper Firm Service shall be curtailed last. As among the holders of each of Firm Service and Anchor Shipper Firm Service, the capacity available on each Subsystem to each such class of service under the preceding sentence shall be allocated among the holders of the applicable class of service on a pro rata basis, based on the percentage derived by dividing the Daily average volume of Gas and Injected Liquids actually Tendered by each holder of the applicable class of service to Receipt Points on such Subsystem during the prior 90 Day period by the total volume of such Gas and Injected Liquids actually Tendered by all holders of the applicable class of service during such period to Receipt Points on such Subsystem. As among holders of Interruptible Service, the capacity available to such service, if any, shall be allocated pro rata among the holders of such service based on the percentage derived by dividing the Daily average volume of Gas and Injected Liquids actually Tendered by each holder of Interruptible Service to Receipt Points on such Subsystem during the prior 60 Day period by the total volume of such Gas and Injected Liquids actually Tendered by all holders of Interruptible Service to Receipt Points on such Subsystem during such period. During periods of curtailment on the Gathering System, the Parties shall meet to review alternative options for Shipper to optimize its overall volume throughput and related revenues in light of the specific constraints causing such curtailment on the Gathering System.

1.6 Allocations. Allocations required for determining payments or Fees due under this Agreement shall be made by Gatherer. This Section 1.6 of the Operating Terms shall be based upon the measurements taken and quantities determined for the applicable Month.

(a) The following definitions shall be applicable: "Fuel Point" means a point on the Gathering System where Gathering System Fuel is measured, sampled, calculated or consumed.

Appendix I – Page 8

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(b) Gathering System Fuel shall be allocated to each Receipt Point upstream of the applicable Fuel Point by multiplying (i) the Gathering System Fuel, stated in Mcfs, measured at the applicable Fuel Point during the applicable Month by (ii) a fraction, (A) the numerator of which is the volume of Gas, stated in Mcfs, received into the Gathering System at such Receipt Point during such Month, and (B) the denominator of which is the aggregate volume of Gas, stated in Mcfs, received into the Gathering System at all Receipt Points upstream of the applicable Fuel Point during such Month.

(c) The Gathering System L&U in any Month shall be determined by subtracting (i) the sum of (A) the Thermal Content of all volumes of Gas (including any Drip Liquids allocated to Shipper in accordance with this Agreement) and Injected Liquids actually delivered to the Delivery Points on the Gathering System during such Month, and (B) the Thermal Content of all volumes of Gas consumed as Gathering System Fuel measured at all Fuel Points on the Gathering System during such Month, from (ii) the Thermal Content of all volumes of all Gas and Injected Liquids received into the Gathering System at all Receipt Points.

(d) Drip Liquids recovered at the Drip Points by Gatherer shall be allocated to Shipper as follows, in each case, on a Subsystem-by-Subsystem basis: Shipper shall be allocated that portion of the Drip Liquids recovered at the Drip Points on a Subsystem equal to the proportion that (i) the Thermal Content of the aggregate volumes of Shipper Gas Tendered by Shipper at the Receipt Points on such Subsystem and received by Gatherer into the Gathering System during such Month, bears to (ii) the Thermal Content of the aggregate volumes of all Gas (including Non-Party Gas and Shipper Gas) tendered by a shipper (whether Shipper or a Non-Party) at the Receipt Points on such Subsystem and received by Gatherer into the Gathering System during such Month.

1.7 Mcf Equivalents. For purposes of this Agreement, an Injected Liquid "Mcf Equivalent" or "MCFE" will be calculated as follows:

[***]

For purposes of the formula included above, the following abbreviations have the meanings set forth below.

(a)	"A" = MCFE of Injected Liquids.

(b)	"Q" = Barrels of Injected Liquids.

(c)	"i" = Components of Injected Liquids (including C1, C2, C3, C4, C5+, H2S, CO2, N2).

(d)	"yi" = Volume percentage of Injected Liquid component "i", divided by 100.

(e)	"vi" = Volume factor of Injected Liquid component "i" (as taken from Table A below), measured in gallon/ft3.

Appendix I – Page 9

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Table A1
Injected Liquids Components		Volume Factor
		(ft3 ideal gas/gal liquid)
Methane	C1	59.138
Ethane	C2	37.488
Propane	C3,	36.391
i-butane	iC4,	30.637
n-butane	nC4,	31.801
i-pentane	iC5	27.414
n-pentane	nC5	27.658
Pentanes-plus	C5+,	22.947(*)
hydrogen sulfide	H2S	74.16
carbon dioxide	CO2	58.746
nitrogen	N2	91.128
(*) estimated as (iC5 + nC5)/2 x 1/1.2

[1]

Table A information taken from Gas Processors Association Publication Standard 2145-09, "Table of Physical Constants for Hydrocarbons and Other Compounds of Interest to the Natural Gas Industry", 2009. The Parties agree that Table A shall be updated from time to time as necessary to reflect the latest edition of Gas Processors Association Publication Standard 2145.

Appendix I – Page 10

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APPENDIX II

DEFINITIONS

As used in this Agreement, capitalized words and terms shall have the meaning ascribed to such terms as set forth below.

"A&R Agreement" has the meaning given to such term in the recitals to this Agreement.

"Additional Gas" means any Shipper Gas that is not Dedicated Production.

"Adequate Assurance" has the meaning given such term in Section 18.2.

"Adequate Letter of Credit" means one or more direct-pay, irrevocable, standby letters of credit from a major U.S. commercial bank or a foreign bank with a U.S. branch office in either case having a credit rating of at least "A-" (or its equivalent successor rating) from Standard & Poor's Corporation or "A3" (or its equivalent successor rating) from Moody's Investor Services, Inc.

"Affiliate" means, with respect to any Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with, such Person.

"AGA" has the meaning given such term in Section 1.4(a) of the Operating Terms.

"Agreement" has the meaning given such term in the preamble to this Agreement.

"Anchor Shipper Firm Service" means that type of System Service that (a) has the highest priority call on capacity of all of the Gathering System, or any Subsystem thereof, (b) shall only be subject to interruption or curtailment by reason of an event of Force Majeure, necessary Gathering System maintenance, or as otherwise expressly set forth in this Agreement, and (c) in any event, has a higher priority than Interruptible Service, Firm Service and any other permissible level of service established by Gatherer with respect to the Gathering System.

"Applicable Requirements" means (a) any applicable pipeline's operating and engineering standards, (b) any and all applicable local state and federal Laws, and (c) any applicable operating regulations or directions of any Governmental Authority.

"Bakken Area" means, collectively, the following Counties located in North Dakota: Adams, Billings, Bottineau, Bowman, Burke, Burleigh, Divide, Dunn, Golden Valley, Hettinger, McHenry, McIntosh, McKenzie, McLean, Mercer, Morton, Mountrail, Renville, Slope, Stark, Walsh, Ward and Williams.

"Btu", "Gross Heating Value", and "Thermal Content" means the amount of heat required to raise the temperature of one avoirdupois pound of pure water from fifty-eight and one-half degrees Fahrenheit (58.5° F) to fifty-nine and one-half degrees Fahrenheit (59.5° F) at a constant pressure of fourteen and seventy-three hundredths (14.73) pounds per square inch absolute.

Appendix II – Page 1

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"Business Day" means a Day (other than a Saturday or Sunday) on which commercial banks in New York, New York are generally open for business.

"CCT" means the time in the Central Time Zone, whether actual or programmed as Central Standard Time or Daylight Savings Time, or such other time as the Parties may agree upon.

"Charges" has the meaning given such term in Section 7.2.

"Claiming Party" has the meaning given such term in Section 14.1.

"Combined Gathering Fee" means the Combined Goliath Gathering Fee, the Combined Hawkeye Gathering Fee and/or the Combined Red Sky Gathering Fee, as the context requires.

"Combined Goliath Gathering Fee" has the meaning set forth in Exhibit G-2.

"Combined Hawkeye Gathering Fee" has the meaning set forth in Exhibit G-2.

"Combined Red Sky Gathering Fee" has the meaning set forth in Exhibit G-2.

"Committed Build-Out Costs" has the meaning given such term in Section 5.2(c)(i).

"Committed Build-Out Estimate" has the meaning given such term in Section 5.2(c)(i).

"Committed Build-Outs" has the meaning given such term in Section 5.2(b)(iii).

"Compression Services" has the meaning given such term in Section 3.1(b).

"Compression Fees" means the Goliath Compression Fee, the Hawkeye Compression Fee and/or the Red Sky Compression Fee, as the context requires.

"Confidential Information" has the meaning given such term in Section 19.5.

"Conflicting Dedication" has the meaning given such term in Section 4.2.

"Control" and its derivatives (a) with respect to any Person, mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting shares, by contract, or otherwise, and (b) with respect to any Gas (including any Drip Liquids allocable thereto) and/or Injected Liquids, means the right or obligation (pursuant to a marketing, agency, operating, unit or similar agreement or otherwise) of a Person to market such Gas and/or Injected Liquids, as applicable; provided that such Person has elected or is obligated to market such Gas and/or Injected Liquids on behalf of a Non-Party.

Appendix II – Page 2

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"CPI" has the meaning given such term in Section 7.1(e)(xi).

"Current Development Plan" has the meaning given such term in Section 5.1.

"Current Gathering System Plan" has the meaning given such term in Section 5.2.

"Day" means a period of time beginning at 9:00 a.m. CCT on a calendar day and ending at 9:00 a.m. CCT on the succeeding calendar day. The term "Daily" shall have the correlative meaning.

"Dedicated Area" has the meaning given such term in Section 4.1(a)(i).

"Dedicated Producer Gas" has the meaning given such term in Section 4.1(a)(i).

"Dedicated Production" has the meaning given such term in Section 4.1(b).

"Dedicated Production Estimates" has the meaning given such term in Section 5.1(b)(iii).

"Dedicated Third Party Contracts" has the meaning given such term in Section 4.1(a)(ii).

"Delivery Point" means the points of interconnection of the Gathering System described on Exhibit I, which Exhibit may be updated from time to time by the Parties pursuant to this Agreement, including pursuant to the agreement on an Updated Development Plan and related updated Gathering System Plan pursuant to Article 5.

"Development Period" means, as of any date of determination, the greater of (a) the then-remaining Term of this Agreement (such remaining Term to be calculated using the assumptions that (i) Gatherer has elected to renew this Agreement for the Secondary Term applicable to each Subsystem and (ii) no Party has elected to terminate the Agreement pursuant to Section 2.2(c)) and (b) thirteen (13) years.

"Development Plan" has the meaning given such term in Section 5.1(a).

"Downstream Facility" means (a) any pipeline downstream of any Delivery Point on the Gathering System, or (b) a processing facility downstream of any Delivery Point (i) to which Shipper has dedicated, or in the future elects to dedicate, any Shipper Gas and/or Shipper Injected Liquids for processing, or (ii) at which Shipper has arranged for Shipper Gas and/or Shipper Injected Liquids to be processed prior to delivery to a pipeline described in part (a) above.

"Drip Liquids" means that portion of the Shipper Gas that is received into the Gathering System (without manual separation or injection) and that condenses in, and is recovered from, the Gathering System as a liquid.

"Drip Point" has the meaning given such term in Section 3.3.

Appendix II – Page 3

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"Effective Time" has the meaning given such term in the preamble to this Agreement.

"Exclusive Producer Purchase Right" has the meaning given such term in Section 15.1(b).

"Executive Election" has the meaning given such term in Section 5.3(e).

"Executive Representative" has the meaning given such term in Section 5.3(e)(i).

"Fees" mean, collectively, (a) the Combined Gathering Fees, Tariff Gathering Fees and/or Third Party Gathering Fees (as the context requires), (b) the Compression Fees and (c) the Shortfall Fees.

"Firm Service" means that type of System Service that (a) other than Anchor Shipper Firm Service, has the highest priority call on capacity of all of the Gathering System, or any Subsystem thereof, (b) shall only be subject to interruption or curtailment by reason of an event of Force Majeure, necessary Gathering System maintenance, or as otherwise expressly set forth in this Agreement, and (c) in any event, has a higher priority than Interruptible Service.

"Force Majeure" has the meaning given such term in Section 14.1.

"Fuel Point" has the meaning given such term in Section 1.6(a) of the Operating Terms.

"Gas" means any mixture of gaseous hydrocarbons, consisting essentially of methane and heavier hydrocarbons, including (unless otherwise expressly provided herein) liquefiable hydrocarbons and Drip Liquids, and including inert and noncombustible gases, in each case, produced from beneath the surface of the earth.

"Gatherer" has the meaning given to it in the preamble of this Agreement.

"Gatherer Group" has the meaning given such term in Section 16.2.

"Gathering Services" has the meaning given such term in Section 3.1(a).

"Gathering System" has the meaning given such term in Section 2.1.

"Gathering System Fuel" means all Gas and electric power measured and utilized as fuel for the Gathering System, including Gas and electric power utilized as fuel for compressor stations, stated in Mcfs or kilowatt hours, as applicable; provided, however, that "Gathering System Fuel" shall not include any (a) Gas or electric power used as a result of Gatherer's gross negligence or willful misconduct or (b) any residue gas utilized as fuel for the Gathering System.

"Gathering System L&U" means any Gas and/or Injected Liquids received into the Gathering System that is lost or otherwise not accounted for incident to, or occasioned by, the gathering, treating, compressing, stabilization, and redelivery, as applicable, of Gas (and any Drip Liquids allocable thereto) and/or Injected Liquids, including Gas (and any Drip Liquids allocable

Appendix II – Page 4

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thereto) and/or Injected Liquids released through leaks, instrumentation, relief valves, flares, and blow downs of pipelines, vessels, and equipment; provided, however, that "Gathering System L&U" shall not include any Gas (or any Drip Liquids allocable thereto) and/or Injected Liquids that are lost as a result of Gatherer's gross negligence or willful misconduct.

"Gathering System Plan" has the meaning given such term in Section 5.2(a).

"Gathering System Rules" means the rules communicated to Shipper by Gatherer, in each case, pertaining to access, safety, conduct and use of the Gathering System.

"Goliath Compression Fee" has the meaning given such term in Exhibit G-1.

"Goliath MVC" means the MVC applicable to the Goliath Subsystem.

"Goliath Subsystem" has the meaning given such term in Section 2.1.

"Governmental Authority" means any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

"GPA" means that certain Second Amended and Restated Gas Processing and Fractionation Agreement, dated effective as of the Effective Time, by and between Shipper and Hess Bakken Processing LLC, as the same may be amended, amended and restated, modified or supplemented from time to time.

"Group" means (a) with respect to Shipper, the Shipper Group, and (b) with respect to Gatherer, the Gatherer Group.

"GSPA" has the meaning given such term in Section 1.4(a) of the Operating Terms.

"Hawkeye Compression Fee" has the meaning given such term in Exhibit G-1.

"Hawkeye MVC" means the MVC applicable to the Hawkeye Subsystem.

"Hawkeye Subsystem" has the meaning given such term in Section 2.1.

"Historical Capital Expenditures" means $[***].

"Initial Term" has the meaning given such term in Section 2.2.

"Injected Liquids" means ethane, propane, methane, normal butane, isobutane, and C5+, and mixtures thereof that are in a liquid state as Tendered into the Gathering System at the Injection Points for the System Services.

Appendix II – Page 5

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"Injection Point" means a Receipt Point that is marked "NGL" on the "Gas/NGL" column of Exhibit H.

"Interest Rate" means, on the applicable date of determination (a) the prime rate (as published in the "Money Rates" table of The Wall Street Journal, eastern edition, or if such rate is no longer published in such publication or such publication ceases to be published, then as published in a similar national business publication as mutually agreed by the Parties), plus (b) an additional two percentage points (or, if such rate is contrary to any applicable Law, the maximum rate permitted by such applicable Law).

"Interruptible Service" means all obligations of Gatherer to provide System Services with respect to Gas (and any Drip Liquids allocable to such Gas) and/or Injected Liquids, which obligations are designated as interruptible and as to which obligations Gatherer may interrupt its performance thereof for any or no reason.

"Invoice" has the meaning given such term in Section 12.1.

"Laws" means any applicable statute, law, rule, regulation, ordinance, order, code, ruling, writ, injunction, decree or other official act of or by any Governmental Authority.

"Liquids Lines" has the meaning given such term in Section 2.1.

"Loss" or "Losses" means any actions, claims, settlements, judgments, demands, liens, losses, damages, fines, penalties, interest, costs, expenses (including expenses attributable to the defense of any actions or claims), attorneys' fees and liabilities, including Losses for bodily injury, death, or property damage.

"Maintenance Capital Estimate" has the meaning given such term in Section 5.2(c)(iii).

"Maintenance Capital Expenditures" means cash expenditures (including expenditures for the construction of new capital assets or the replacement, improvement or expansion of existing capital assets) by Gatherer that are made to maintain, over the long term, the operating capacity of the Gathering System. For purposes of this definition, "long term" generally refers to a period of not less than 12 Months.

"Material Dedicated Third Party Contract" means those Dedicated Third Party Contracts that (a) collectively account for Third Party Volumes comprising at least [***]% of the Third Party Volume Estimate, or (b) individually account for Third Party Volumes expected to be greater than [***] Mcf per Day, to the extent that such Dedicated Third Party Contract is not covered by subpart (a) of this definition."

"Mcf" means 1,000 Standard Cubic Feet.

"MCFE" or "Mcf Equivalent" has the meaning given such term in Section 1.7 of the Operating Terms.

Appendix II – Page 6

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"Minimum Volume Commitment" or "MVC" has the meaning given such term in Section 6.1.

"Month" means a period of time beginning at 9:00 a.m. CCT on the first Day of a calendar month and ending at 9:00 a.m. CCT on the first Day of the next succeeding calendar month. The term "Monthly" shall have the correlative meaning.

"MPMS" has the meaning given such term in Section 1.3(a) of the Operating Terms.

"MVC Shortfall Credits" has the meaning given such term in Section 6.2.

"NAESB" means North American Energy Standards Board, or its successors.

"Non-Party" means any Person other than a Party to this Agreement.

"Non-Party Gas" means Gas owned by a Non-Party.

"Non-Party Injected Liquids" means Injected Liquids owned by a Non-Party.

"Notice" has the meaning given such term in Section 19.2.

"OFO" means an operational flow order or similar order respecting operating conditions issued by a Downstream Facility.

"Operating Expense Estimate" has the meaning given such term in Section 5.2(c)(iv).

"Operating Terms" means those additional terms and conditions applicable to the System Services provided under this Agreement, as set forth in Appendix I.

"Operational Failure" means any explosions, breakage or accidents to machinery or lines of pipe that are not caused by the gross negligence or willful misconduct of Shipper.

"Original Agreement" means that certain Gas Gathering Agreement, dated effective as of the Effective Time, by and between Shipper and Gatherer, as amended by (a) that certain First Amendment to Gas Gathering Agreement, entered into on April 2, 2015 and dated effective as of the Effective Time, (b) that certain Second Amendment to Gas Gathering Agreement, entered into on July 1, 2015 and dated effective as of the Effective Time, and (c) that certain Third Amendment to Gas Gathering Agreement, entered into on December 2, 2016 and dated effective as of the Effective Time.

"Party" or "Parties" has the meaning given such term in the preamble to this Agreement.

"PDA" means, with respect to a Receipt Point or Delivery Point, a predetermined allocation directive from, or agreement with, Shipper.

Appendix II – Page 7

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"Person" means any individual, corporation, company, partnership, limited partnership, limited liability company, trust, estate, Governmental Authority or any other entity.

"Planned Delivery Point" has the meaning given such term in Section 5.1(b)(viii).

"Planned Receipt Point" has the meaning given such term in Section 5.1(b)(v).

"Planned Well" has the meaning given such term in Section 5.1(b)(ii).

"Producer" means Hess Bakken Investments II, LLC, a Delaware limited liability company, and any of such Person's successors and assigns.

"Psia" means pounds per square inch absolute.

"Quarter" means a period of three consecutive Months, commencing on the first day of January, the first day of April, the first day of July and the first day of October in any Year.

"Recalculation Election" has the meaning given such term in Section 7.1(e).

"Receipt Point" means the connecting flanges on the Gathering System that are described on Exhibit H, which Exhibit may be updated from time to time by the Parties pursuant to this Agreement, including pursuant to the agreement on an Updated Development Plan and related updated Gathering System Plan pursuant to Article 5.

"Red Sky Compression Fee" has the meaning given such term in Exhibit G-1.

"Red Sky MVC" means the MVC applicable to the Red Sky Subsystem.

"Red Sky Subsystem" has the meaning given such term in Section 2.1.

"Residual Value" has the meaning given such term in Exhibit G-2.

"Return on Capital" means [***] percent ([***]%), as such return level may be modified by Gatherer pursuant to the provisions of Section 7.1(d).

"Secondary Term" has the meaning given such term in Section 2.2.

"Shipper" has the meaning given such term in the preamble of this Agreement.

"Shipper Gas" has the meaning given such term in the recitals to this Agreement.

"Shipper Group" has the meaning given such term in Section 16.3.

"Shipper Injected Liquids" has the meaning given such term in the recitals to this Agreement.

Appendix II – Page 8

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"Shipper Parent" has the meaning given such term in Section 18.1.

"Shortfall Fee" has the meaning given such term in Section 7.1(c).

"Standard Base Conditions" means a pressure of fourteen and seventy three hundredths (14.73) Psia at a temperature of sixty degrees Fahrenheit (60°F). The atmospheric pressure used by Gatherer where Gas is measured shall be assumed to be thirteen and five tenths (13.5) Psia, irrespective of the actual elevation of the measurement station(s) above sea level or variations in atmospheric pressure that may occur from time to time.

"Standard Cubic Foot" means the volume of Gas contained in one cubic foot of space at Standard Base Conditions.

"Subsystem" means any of the Goliath Subsystem, Hawkeye Subsystem or Red Sky Subsystem, as the same may be amended or modified by a Subsystem Extension.

"Subsystem Extension" has the meaning given such term in Section 5.2(b)(iii).

"System Acquisition Costs" has the meaning given such term in Section 5.2(c)(ii).

"System Acquisition Costs Estimate" has the meaning given such term in Section 5.2(c)(iv).

"System Acquisitions" has the meaning given such term in Section 5.2(b)(iii).

"System Budget" has the meaning given such term in Section 5.2(c).

"System Fuel and Losses" means, with respect to each Subsystem, the sum of: (a) all Gathering System Fuel; (b) all Gathering System L&U; and (c) any volume of Shipper Gas that is flared after being delivered into such Subsystem in each case, whether estimated or measured.

"System Liquids Estimates" has the meaning given such term in Section 5.1(b)(iv).

"System Production Estimates" has the meaning given such term in Section 5.1(b)(iv).

"System Services" has the meaning given such term in Section 3.1.

"Target Completion Date" has the meaning given such term in Section 5.2(b)(v).

"Tariff Gathering Fee" means the Tariff Goliath Gathering Fee, the Tariff Hawkeye Gathering Fee and/or the Tariff Red Sky Gathering Fee, as the context requires.

"Tariff Goliath Gathering Fee" has the meaning set forth in Exhibit G-2.

"Tariff Hawkeye Gathering Fee" has the meaning set forth in Exhibit G-2.

Appendix II – Page 9

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"Tariff Red Sky Gathering Fee" has the meaning set forth in Exhibit G-2.

"Tariff Volume Estimates" has the meaning given such term in Section 5.1(b)(iii).

"Tariff Volumes" means Shipper Injected Liquids and Shipper Gas that are not Third Party Volumes, and specifically includes all Dedicated Producer Gas and all Additional Gas.

"Tender" and its derivatives mean, with respect to Gas or Injected Liquids, the act of Shipper's making Shipper Gas and/or Shipper Injected Liquids available or causing Shipper Gas and/or Shipper Injected Liquids to be made available to the Gathering System at a Receipt Point.

"Term" has the meaning given such term in Section 2.2.

"Third Party Contract" means any contract that is entered into from time to time between Shipper, on the one hand, and a Non-Party, on the other hand, (a) pursuant to which Shipper obtains ownership or Control of Shipper Gas or Shipper Injected Liquids at or upstream of a Receipt Point, and (b) with respect to which Shipper requests that System Services be provided hereunder for such Shipper Gas or Shipper Injected Liquids from the applicable Receipt Point.

"Third Party Contract Fee" means, with respect to each Mcf (or MCFE, as applicable) of Third Party Volume, the amount that Shipper is entitled to receive from its counterparty pursuant to the terms of the applicable Dedicated Third Party Contract governing such Third Party Volumes, whether in the form of (a) cash payments, (b) the right to receive a percentage of proceeds from the sale of such counterparty's Third Party Volumes, (c) deducts from, or credits to, amounts owed by Shipper to such counterparty (whether under such Third Party Contract or otherwise), or (d) otherwise, in each case, as consideration for the System Services to be provided to such Mcf (or MCFE, as applicable) of Third Party Volume under the terms of such Third Party Contract. For the purposes of calculating each Third Party Contract Fee, no amounts comprising any Third Party Contract Fee hereunder may be included in the calculation of the applicable "Third Party Contract Fee" (as defined in the GPA) relating to the same Third Party Contract under the GPA (and vice versa). In order to effect the division of any such consideration received by Shipper under such Third Party Contract between the Third Party Contract Fee hereunder and the applicable "Third Party Contract Fee" (as defined in the GPA) under the GPA in respect of the same Third Party Contract, the Parties acknowledge and agree that all consideration under such Third Party Contract to which Shipper is entitled shall (i) first, be converted to an expected fee per Mcf or MCFE, as applicable, to be realized by Shipper based on the forecasted market prices contained in the then-current Development Plan for the periods covered by such Third Party Contract, (ii) second, to the extent the consideration in such Third Party Contract is specifically allocated to either the System Services under this Agreement or the "System Services" (as defined in the GPA) under the GPA, allocated to either this Agreement or the GPA, as applicable, and (iii) third, to the extent the consideration in such Third Party Contract is not specifically allocated to either the System Services under this Agreement or the "System Services" (as defined in the GPA) under the GPA, such consideration shall be allocated between this Agreement and the GPA by Gatherer in a good faith manner that reasonably represents the allocation of costs and services

Appendix II – Page 10

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

between this Agreement and the GPA, which allocation the Parties agree shall initially be [***]% of such consideration to this Agreement and [***]% of such consideration to the GPA. Any portion of such consideration allocated to this Agreement under either subpart (ii) or subpart (iii), as applicable, (A) shall be applied first to Fees owed by Shipper other than Third Party Gathering Fees, and (B) any remainder of such consideration shall be applied to Third Party Gathering Fees owed by Shipper.

"Third Party Gathering Fee" means the Third Party Goliath Gathering Fee, the Third Party Hawkeye Gathering Fee and/or the Third Party Red Sky Gathering Fee, as the context requires.

"Third Party Goliath Gathering Fee" has the meaning set forth in Exhibit G-2.

"Third Party Hawkeye Gathering Fee" has the meaning set forth in Exhibit G-2.

"Third Party Red Sky Gathering Fee" has the meaning set forth in Exhibit G-2.

"Third Party Volume Estimates" has the meaning given such term in Section 5.1(b)(iii).

"Third Party Volumes" means Shipper Injected Liquids and Shipper Gas owned or Controlled by Shipper pursuant to the terms of the Dedicated Third Party Contracts, with such volumes being determined by the amount of all Third Party Volumes Tendered by Shipper pursuant to this Agreement during the applicable Year (in each case, stated in Mcfs or MCFEs, as applicable) as measured at the applicable Receipt Points. Any volume of Shipper Gas that (a) is delivered by or on behalf of Shipper hereunder, (b) constitutes Dedicated Producer Gas, and (c) that is delivered at a meter controlled by a Person other than a Party or its Affiliates shall not, for the avoidance of doubt, be characterized hereunder as a Third Party Volume.

"Uneconomic" has the meaning given such term in Section 10.1(b)(i).

"Updated Development Plan" has the meaning given such term in Section 5.1(a).

"Well" means a well for the production of hydrocarbons that is either producing, or is intended to produce, Dedicated Production.

"Year" means a period of time on and after January 1 of a calendar year through and including December 31 of the same calendar year; provided that the first Year shall commence on the execution date of the Original Agreement and run through December 31 of that calendar year, and the last Year shall commence on January 1 of the calendar year and end on the Day on which this Agreement terminates.

Appendix II – Page 11

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT A-1

GOLIATH SUBSYSTEM

The Goliath Subsystem consists of existing pipelines, interconnections, facilities, equipment, appurtenances and surface rights, in each case, located north of the Little Missouri River and in Williams County, North Dakota.

The Goliath Subsystem (a) commences at the Receipt Points denoted in the "Tariff Field" column of Exhibit H as "GO", and (b) terminates at the applicable Delivery Points described in Exhibit I.

The Goliath Subsystem includes those Liquids Lines identified on Exhibit A-4 that are marked "GO" in the Tariff Field column.

Exhibit A-1 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT A-2

HAWKEYE SUBSYSTEM

The Hawkeye Subsystem consists of existing pipelines, interconnections, facilities, equipment, appurtenances and surface rights, in each case, located in McKenzie, Williams and Mountrail Counties, North Dakota.

The Hawkeye Subsystem (a) commences at the Receipt Points denoted in the "Tariff Field" column of Exhibit H as "HA", and (b) terminates at the applicable Delivery Points described in Exhibit I.

The Hawkeye Subsystem includes those Liquids Lines identified on Exhibit A-4 that are marked "HA" in the Tariff Field column.

Exhibit A-2 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT A-3

RED SKY SUBSYSTEM

The Red Sky Subsystem consists of existing pipelines, interconnections, facilities, equipment, appurtenances and surface rights, in each case, located north of the Little Missouri River and in Williams, Mountrail, Divide and Burke Counties, North Dakota.

The Red Sky Subsystem (a) commences at the Receipt Points denoted in the "Tariff Field" column of Exhibit H as "RS", and (b) terminates at the applicable Delivery Points described in Exhibit I.

The Red Sky Subsystem includes those Liquids Lines identified on Exhibit A-4 that are marked "RS" in the Tariff Field column.

Exhibit A-3 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT A-4

LIQUIDS LINES

Description	Size	Beginning Location	Delivery Point	Source	Tariff Field	Existing / Future
1. Goliath NGL Line	[***]	Wheelock Compressor Station	TGP	Liquids from Wheelock	GO	Existing

2. Sorkness NGL Line	[***]	Sorkness Compressor Station	Red Sky NGL Line	Liquids from Sorkness	RS	Existing

3. Red Sky NGL Line	[***]	Ross Compressor Station	Silurian	Liquids from Ross, Sorkness, Myrtle	RS	Existing

4. NGL line from Hawkeye to Silurian (Repurposed from HP Wet Gas Line).	[***]	Hawkeye Compressor Station	Silurian	Liquids from Hawkeye	HA	Existing

Exhibit A-4 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT B-1

DEDICATED AREA

For purposes of this Agreement, as of January 1, 2018, the "Dedicated Area" is the entire Bakken Area.

Exhibit B-1 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT B-2

DEDICATED THIRD PARTY CONTRACTS

Counter Party	Contract#	Termination[2]
[***]	15-GPA-0006	[***]
[***]	G-0282	[***]
[***]	16-GPA-0022	[***]
[***]	16-GPA-0025	[***]
[***]	16-GPA-0024	[***]
[***]	G-0316	[***]
[***]	G-0300	[***]
[***]	G-0411	[***]
[***]	17-GPA-0028	[***]
[***]	17-GPA-0029	[***]
[***]	GAS-2003-000033	[***]
[***]	G-0388	[***]
[***]	G-0385	[***]
[***]	16-GPA-0017	[***]
[***]	G-0281	[***]
[***]	18-GPA-0030	[***]
[***]	16-GPA-0016	[***]
[***]	16-GPA-0021	[***]
[***]	G-0283	[***]
[***]	16-GPA-0023	[***]
[***]	G-4141	[***]
[***]	16-GPA-0015	[***]
[***]	G-0318	[***]
[***]	16-GPA-0020	[***]
[***]	G-0326	[***]

[2]	See Key on Page 2 of Exhibit B-2 for list of abbreviations

Exhibit B-2 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Counter Party	Contract#	Termination[2]
[***]	G-0347	[***]
[***]	G-0354	[***]
[***]	G-0339	[***]
[***]	G-0359	[***]
[***]	G-0358	[***]
[***]	GAS-2005-000034	[***]
[***]	G-0410	[***]

Abbreviation	Definition
LOL	Life of Lease
MTM	Month to Month
YTY	Year to Year

Exhibit B-2 – Page 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT C

CONFLICTING DEDICATIONS

Party	Agreement	Effective	Expiration
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

For the avoidance of doubt, no Shipper Gas subject to a Conflicting Dedication is, or shall be, included in any Dedicated Production Estimates contained in any Development Plan delivered by Shipper hereunder while the applicable Conflicting Dedication is still in effect.

Exhibit C – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT D

CURRENT DEVELOPMENT PLAN

Notwithstanding anything in Section 5.1 to the contrary, the Parties acknowledge that (a) the Current Development Plan contained in this Exhibit D does not contain all of the information called for by Section 5.1 with respect to each Development Plan, as it is recognized that current Shipper reporting, process, and system capabilities limit the Current Development Plan to the detail shown below, and (b) the Current Development Plan contained in this Exhibit D has been prepared and is presented in accordance with the requirements of Section 5.1 of the A&R Agreement, and (c) in respect of Development Plans prepared for Year 2019 and thereafter, each such Updated Development Plan shall be prepared in accordance with Section 5.1 of this Agreement.

SCHEDULE 1 - DEDICATED PRODUCTION ESTIMATES BY RECEIPT POINT (Quarterly)

MMcfd	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20
Goliath System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - High Pressure	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - Low Pressure	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (Does not require compression)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (high pressure)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (low pressure)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - High Pressure	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - Low Pressure	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (Does not require compression)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (high pressure)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (low pressure)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Red Sky System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - High Pressure	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - Low Pressure	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (Does not require compression)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (high pressure)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (low pressure)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit D – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SCHEDULE 1 - DEDICATED PRODUCTION ESTIMATES BY RECEIPT POINT (Annual)

MMcfd	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033
Goliath System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - High Pressure	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - Low Pressure	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (Does not require compression)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (high pressure)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (low pressure)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - High Pressure	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - Low Pressure	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (Does not require compression)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (high pressure)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (low pressure)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Red Sky System Gathering	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - High Pressure	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - Low Pressure	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (Does not require compression)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (high pressure)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Gathering to TGP - 3rd Party (low pressure)	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit D – Page 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SCHEDULE 2 - DEDICATED PRODUCTION ESTIMATES BY DELIVERY POINT3

MMcfd	1Q18	2Q18	3Q18	4Q18	1Q19	2Q19	3Q19	4Q19	1Q20	2Q20	3Q20	4Q20
TGP High Pressure Inlet	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TGP Low Pressure Inlets	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031	2032	2033
TGP High Pressure Inlet	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
TGP Low Pressure Inlets	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[3]	Schedule 2 is broken out by general Delivery Point groups, and not by individual Delivery Points. See lead in paragraph to this Exhibit D.

Exhibit D – Page 3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT E

CURRENT GATHERING SYSTEM PLAN

The Current Gathering System Plan includes the information required by Section 5.2(b) of the A&R Agreement. The Parties acknowledge and agree that, in respect of Gathering System Plans prepared for Year 2019 and thereafter, each such updated Gathering System Plan shall be prepared in accordance with Section 5.2(b) of this Agreement and include the additional information required thererby:

Section 5.2(b)(i): See Exhibit A-1, Exhibit A-2, Exhibit A-3, and Exhibit A-4.

Section 5.2(b)(ii): See Exhibit H and Exhibit I.

Section 5.2(b)(iii): See Schedule 1 attached below.

Section 5.2(b)(iv): See Schedule 1 attached below.

Section 5.2(b)(v): See Schedule 2 attached below.

SCHEDULE 1: SUBSYSTEM EXTENSIONS AND TARGET COMPLETION DATES

Subsystem Extension	Target Completion Date
Various Red Sky Subsystem Extension Items	2030
Various Hawkeye Subsystem Extension Items	2030
Various Goliath Subsystem Extension Items	2030

Exhibit E – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SCHEDULE 2: CHANGES TO FEES DUE TO A RECALCULATION ELECTION4

FEE TYPE:	FEE AMOUNT:
Gathering Fees[5]:
Goliath Gathering Fee	$[***]/Mcf
Hawkeye Gathering Fee	$[***]/Mcf
Red Sky Gathering Fee	$[***]/Mcf

Compression Fees:
Goliath Compression Fee	$[***]/Mcf
Hawkeye Compression Fee	$[***]/Mcf
Red Sky Compression Fee	$[***]/Mcf

[4]

The 2018 Fee Calculation Model is based on nine months actuals plus three months forecast for the year 2017. The last three months of the forecast for 2017 will be updated with 2017 actuals in the 2019 Fee Calculation Model.

[5]

The Gathering Fees (as defined in the A&R Agreement) will be applied in Year 2018 on a per Mcf basis (in the case of Shipper Gas) and a per MCFE basis (in the case of Shipper Injected Liquids), as applicable

Exhibit E – Page 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Included below is the System Budget that corresponds to the Current Gathering System Plan set forth in this Exhibit E. The System Budget below includes the information required by Section 5.2(c) of the A&R Agreement. The Parties acknowledge and agree that, in respect of System Budgets prepared for Year 2019 and thereafter, each such updated System Budget shall be prepared in accordance with Section 5.2(c) of this Agreement and include the additional information required thereby:

Section 5.2(c)(i): See Schedule A attached below.

Section 5.2(c)(ii): See Schedule B attached below.

Section 5.2(c)(iii) & (iv): See Schedule C attached below.

SCHEDULE A: COMMITTED BUILD-OUT COSTS

$(thousands)	2018	2019	2020	2021	2022	2023
Red Sky - Gas Gathering	[***]	[***]	[***]	[***]	[***]	[***]
Red Sky - Gas Compression	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye - Gas Gathering	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye - Gas Compression	[***]	[***]	[***]	[***]	[***]	[***]
Goliath - Gas Gathering	[***]	[***]	[***]	[***]	[***]	[***]
Goliath - Gas Compression	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]

SCHEDULE B: MAINTENANCE CAPITAL ESTIMATES

$(thousands)	2018	2019	2020	2021	2022	2023
Red Sky - Gas Gathering	[***]	[***]	[***]	[***]	[***]	[***]
Red Sky - Gas Compression	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye - Gas Gathering	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye - Gas Compression	[***]	[***]	[***]	[***]	[***]	[***]
Goliath - Gas Gathering	[***]	[***]	[***]	[***]	[***]	[***]
Goliath - Gas Compression	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit E – Page 3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SCHEDULE C: OPERATING EXPENSE ESTIMATES6 AND ESTIMATED SCHEDULE OF MAINTENANCE

$(thousands)	2018	2019	2020	2021	2022	2023
Red Sky Gas Gathering	[***]	[***]	[***]	[***]	[***]	[***]
Hawkeye Gas Gathering	[***]	[***]	[***]	[***]	[***]	[***]
Goliath Gas Gathering	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]	[***]

[6]

The 2018 Fee Calculation Model is based on an estimated operating expense budget and reflected in Schedule C of this Exhibit E. The Operating Expense Estimate that was approved by the Hess Infrastructure Partners GP LLC Board on December 8, 2016 will be used in the 2019 Fee Calculation Model.

Exhibit E – Page 4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT F

CURRENT MINIMUM VOLUME COMMITMENTS

	Applicable MVC for 2018/2019 - higher of 2017 or 2 018 nomination
Gas Gathering (MMcf/d)	Q1 2118	Q2 2018	Q3 2018	Q4 2018	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020	Q4 2020
Goliath	12.074	27.955	23.432	23.564	28.468	20.456	14.521	26.893	27.719	25.071	28.743	25.702
Hawkeye	142.911	132.144	137.956	137.954	134.531	129.936	137.670	158.638	172.933	173.975	181.010	177.387
Red Sky	99.893	95.774	94.724	93.023	68.773	60.361	72.960	74,403	71.622	71.670	79.692	81.679

Exhibit F – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT G-1

CURRENT FEES

FEE TYPE:	FEE AMOUNT[7]:
Gathering Fees[8]:
Goliath Gathering Fee	$	[***]	/Mcf
Hawkeye Gathering Fee	$	[***]	/Mcf
Red Sky Gathering Fee	$	[***]	/Mcf

Compression Fees:
Goliath Compression Fee	$	[***]	/Mcf
Hawkeye Compression Fee	$	[***]	/Mcf
Red Sky Compression Fee	$	[***]	/Mcf

[7]

The 2018 Fee Calculation Model is based on nine months actuals plus three months forecast for the year 2017. The last three months of the forecast for 2017 will be updated with 2017 actuals in the 2019 Fee Calculation Model.

[8]

The Gathering Fees (as defined in the A&R Agreement) will be applied in Year 2018 on a per Mcf basis (in the case of Shipper Gas) and a per MCFE basis (in the case of Shipper Injected Liquids), as applicable. For Year 2019 and thereafter, the Combined Gathering Fees, Tariff Gathering Fees and Third Party Gathering Fees will be added in any updates of this Exhibit G-1 and shall also apply on a per Mcf basis (in the case of Shipper Gas) and a per MCFE basis (in the case of Shipper Injected NGLs), as applicable.

Exhibit G-1 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT G-2

TARIFF FEE RECALCULATION MODEL

Calculation Methodology prior to January 1, 2019

Notwithstanding anything herein to the contrary, with respect to all periods prior to January 1, 2019, the provisions of Exhibit G-2 set forth in the A&R Agreement shall, in each case, remain applicable hereunder with respect to such period.

Calculation Methodology as of January 1, 2019

•
The production profile used will be based on the Current Development Plan (or agreed, Updated Development Plan with respect to Year 2019, as applicable). To the extent appropriate, the production profile is adjusted by an operating factor of [***]% to reflect realistic operations. Further, the Current Development Plan will be adjusted to reflect major maintenance and turnarounds.
•
Initial capital (opening balance) is based upon net book value as of December 31, 2013.
•
Committed Build-Out Costs, Maintenance Capital Estimates and System Acquisition Estimates are based on the Current Gathering System Plan (or agreed, updated Gathering System Plan with respect to Year 2019, as applicable).
•
Operating Expense Estimates are derived from the Current Gathering System Plan (or agreed, updated Gathering System Plan with respect to Year 2019, as applicable).
o
Includes projected public company and executive management costs allocated on a pro rata basis to the assets.
o
Includes major maintenance and turnaround expenses
•
"Residual Value" equals the aggregate of the following calculations made with respect to each Subsystem, (a) the sum of initial capital, Committed Build-Out Costs and System Acquisition Costs over the Initial Term (10 or 15 years depending on the Subsystem), in each case, as such foregoing terms and concepts are applicable to such Subsystem only, multiplied by (b) (i) one, minus (ii) (A) the ratio of cumulative throughput on such Subsystem from the Current Development Plan (or agreed, Updated Development Plan with respect to Year 2019, as applicable) in the Initial Term (10 or 15 years depending on the Subsystem) applicable to such Subsystem, divided by (B) the cumulative throughput on such Subsystem from the Current Development Plan (or agreed, Updated Development Plan with respect to Year 2019, as applicable) over the full plan period (20 years).
•
The Return on Capital (unadjusted), using a mid-year convention, was utilized.

Exhibit G-2 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

•
Tariff Gathering Fees are expressed as an escalating $/Mcf or $/MCFE figure required to achieve the Return on Capital.
•
Tariff Gathering Fees are escalated based on the average annual percentage change in the CPI for the 10 years prior to each Recalculation Election date and will be expressed on an annual basis in forward years.
•
Market-based Fees not subject to target return calculation but subject to CPI escalation:
o
Compression Fees
•
If applicable, pass-through costs (power and utilities, other) and market-based revenue streams (compression fees, short-haul/injection fees, other) are set to offset costs to be recovered.

Combined Gathering Fees:

•
The "Tariff Goliath Gathering Fee" will be as calculated for each Year beginning with 2019 pursuant to this Exhibit G-2.
•
The "Tariff Hawkeye Gathering Fee" will be as calculated for each Year beginning with 2019 pursuant to this Exhibit G-2.
•
The "Tariff Red Sky Gathering Fee" will be as calculated for each Year beginning with 2019 pursuant to this Exhibit G-2.
•
The "Third Party Goliath Gathering Fee" will be as calculated for each Year beginning with 2019 pursuant to this Exhibit G-2.
•
The "Third Party Hawkeye Gathering Fee" will be as calculated for each Year beginning with 2019 pursuant to this Exhibit G-2.
•
The "Third Party Red Sky Gathering Fee" will be as calculated for each Year beginning with 2019 pursuant to this Exhibit G-2.
•
The "Combined Goliath Gathering Fee" will be as calculated for each Year beginning with 2019 pursuant to this Exhibit G-2.
•
The "Combined Hawkeye Gathering Fee" will be as calculated for each Year beginning with 2019 pursuant to this Exhibit G-2.

Exhibit G-2 – Page 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

•
The "Combined Red Sky Gathering Fee" will be as calculated for each Year beginning with 2019 pursuant to this Exhibit G-2.

Exhibit G-2 – Page 3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Redetermination Methodology

Each year, if a Recalculation Election is made pursuant to Section 7.1(e), the Tariff Gathering Fees will be recalculated to reflect:

•
The enumerated items in Section 7.1(e)(i) through (xi).
•
Should Gatherer and its Affiliates transfer, sell or otherwise dispose, in whole or in part, of any System Acquisition, then the System Acquisition Costs and System Acquisition Cost Estimates applicable to such portion of such System Acquisition so disposed shall be deducted from the recalculation model as of the Year of such disposition, regardless if the cash or non-cash consideration received by Gatherer and its Affiliates in respect of such sale or other disposition is equal to in excess of such System Acquisition Costs and System Acquisition Cost Estimates applicable to such portion of such System Acquisition so disposed.
•
The present value of prior year(s) revenue and throughput will be subtracted from the "Required Cost Recovery" and "Escalating Tariff Throughput" (as each such term is used in the following example calculations) calculations so that the new Fees reflect costs to be recovered over the remaining Term applicable to each Subsystem coupled with expected throughput.
•
Operating Expense Estimates based upon the latest updated Gathering System Plan for the applicable year and subsequent years. Prior year(s) operating expenses will not be trued-up to actuals.
•
Projected public company and executive management costs allocated on a pro rata basis to the assets.
•
Major maintenance and turnaround expenses not otherwise included in the above listed items.
•
Any scheduled downtime of the Gathering System.
•
Adjusted Residual Value based on latest Updated Development Plan.
•
All other assumptions will be the same as the Original Methodology set forth above.

Exhibit G-2 – Page 4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Each Year beginning in 2019, the Third Party Gathering Fee and Combined Gathering Fee for each Subsystem will be calculated (or recalculated, as applicable) as follows:

•
The Third Party Gathering Fee for each Subsystem for each Year beginning in 2019 shall be calculated (or recalculated, as applicable) for such Year (irrespective of whether a Recalculation Election is made) as follows for such Year: (a) an amount equal to the sum of (i) the Third Party Contract Fee for each Material Dedicated Third Party Contract applicable to such Subsystem for such Year, multiplied by (ii) the Third Party Volume Estimate (only to the extent such estimate relates to the Material Third Party Contracts) associated with such Subsystem for such Year attributable to such Material Dedicated Third Party Contract; divided by (b) the total Third Party Volume Estimate (only to the extent such estimate relates to the Material Dedicated Third Party Contracts) for such Subsystem and such Year. An example of such calculation is included below.

•
The Combined Gathering Fee for each Subsystem for each Year beginning in 2019 shall be calculated (or recalculated, as applicable) for such Year (irrespective of whether a Recalculation Election is made) as follows for such Year: (a) (i) an amount equal to (A) the Third Party Gathering Fee applicable to such Subsystem for such Year, multiplied by (B) the Third Party Volume Estimate applicable to such Subsystem for such Year; plus (ii) an amount equal to (A) the Tariff Volume Estimate applicable to such Subsystem for such Year, multiplied by (B) the then-applicable Tariff Gathering Fee applicable to such Subsystem; divided by (b) an amount equal to (i) the Third Party Volume Estimate applicable to such Subsystem for such Year, plus (ii) the Tariff Volume Estimate applicable to such Subsystem for such Year. An example of such calculation is included below.

Exhibit G-2 – Page 5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Examples

Third Party Gathering Fee Example: An example calculation of the Third Party Gathering Fee for a given Subsystem for Year "X" is set forth below:

Third Party Contracts	Third Party Contract Fees (Estimated) ($/Mcf or MCFE)		Third Party Volume Estimates
Contract "A":	$	[***]		[***]
Contract "B":	$	[***]		[***]
Contract "C":	$	[***]		[***]
Third Party Gathering Fee for Year "X":			$	[***]	/Mcf

Combined Gathering Fee Example: An example calculation of the Combined Gathering Fee for the same Subsystem for Year "X" is set forth below:

	Applicable Fee (Mcf/d)		Dedicated Production Estimates (MMcf/d)
Third Party Volumes:	$	[***][9]		[***][10]
Tariff Volumes:	$	[***][11]		[***][12]
Combined Gathering Fee for Year "X":			$	[***]/Mcf

[9]	To be the Third Party Gathering Fee applicable to such Subsystem for Year "X".
[10]	To be the Third Party Volume Estimate applicable to such Subsystem for Year "X".
[11]	To be the Tariff Gathering Fee applicable to such Subsystem for Year "X".
[12]	To be the Tariff Volume Estimate applicable to such Subsystem for Year "X".

Exhibit G-2 – Page 6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Example Fee Calculation (Hawkeye and Red Sky)

		Calculations/Notes	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024
A	Discounting Date		31-Dec	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun
B	IRR [***]
C	Tariff Escalation Index [***]	CPI—annual update	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cost Estimates
D	Initial Capital		Actual
E	System Acquisition Costs
F	Committed Build-Out Costs			Actual	Actual	Actual	Actual	Actual	#	#	#	#	#
G	Maintenance Capital Estimates			SP	SP	SP	SP	SP	#	#	#	#	#
H	Operating Expenses			SP	SP	SP	SP	SP	#	#	#	#	#
I	Total Costs Before Add backs	D+E+F+G+H	Actual	Actual/SP	Actual/SP	Actual/SP	Actual/SP	Actual/SP	#	#	#	#	#
Add backs (decreases required cost recovery)
J	Power & Utilities Pass-through *			Actual	Actual	Actual	Actual	Actual	#	#	#	#	#
K	Compression Revenues*	=$[***] * C * High Pressure Gas Tariff Vol.		Actual	Actual	Actual	Actual	Actual	#	#	#	#	#
L	Third-Party Contract Revenues	= AA		n/a	n/a	n/a	n/a	n/a	#	#	#	#	#
M	Residual Value	See description												#
N	Total Add backs	= J+K+L+M		Actual	Actual	Actual	Actual	Actual	#	#	#	#	#	#
O	Net Total Costs	= I-N		Actual	Actual	Actual	Actual	Actual	#	#	#	#	#	#
P	Required Cost Recovery	= XNPV (B, A, O) — XNPV (2014-2018 Actual Revenue)	PV @ [***]% as of 1/1/14
Throughput Estimate (Mbbls or MMcf)
Q	Tariff Volumes			n/a	n/a	n/a	n/a	n/a	#	#	#	#	#
R	Third Party Volumes			n/a	n/a	n/a	n/a	n/a	#	#	#	#	#
S	Total Throughput Volumes	= Q + R		Actual	Actual	Actual	Actual	Actual	#	#	#	#	#
T	Operating Factor			%	%	%	%	%	%	%	%	%	%
U	Net Throughput	= S * T		#	#	#	#	#	#	#	#	#	#
V	Escalated Tariff Throughput	= Q * T * V		#	#	#	#	#	#	#	#	#	#
W	Escalating Tariff Throughput	= XNPV (B, A, V) — XNPV (2014-2018 Actual Throughput)	PV @ [***]% as of 1/1/14
Tariff Rate & Tariff Revenue
X	2019 Tariff Rate in 2014 $	= P / W		n/a	n/a	n/a	n/a	n/a	X * C	X * C	X * C	X * C	X * C
Y	Tariff Revenue*	= XNPV (B, A, Y) — XNPV (2014 - '18 Actual Revenue) = P		Actual	Actual	Actual	Actual	Actual	X * C * Q * T	X * C * Q * T	X * C * Q * T	X * C * Q * T	X * C * Q * T
Third Party Contract Rate & Third Party Contract Revenue
Z	Third Party Contract Rate	See description		n/a	n/a	n/a	n/a	n/a	#	#	#	#	#
AA	Third Party Contract Revenues*			n/a	n/a	n/a	n/a	n/a	Z * R * T	Z * R * T	Z * R * T	Z * R * T	Z * R * T
Combined Fee & Combined Revenue
AB	Combined Revenue			n/a	n/a	n/a	n/a	n/a	= Y + AA	= Y + AA	= Y + AA	= Y + AA	= Y + AA
AC	2019 Combined Fee in 2019$	= 2019 AB / 2019 V		n/a	n/a	n/a	n/a	n/a	= AB / U	= AB / U	= AB / U	= AB / U	= AB / U

*	Note: Not applicable to all tariffs

Exhibit G-2 – Page 7

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Example Fee Calculation-Goliath Gas Gathering Combined Fee

		Calculations/Notes	2013	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026	2027	2028	2029
A	Discounting Date		31-Dec	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun	30-Jun
B	IRR [***]
C	Tariff Escalation Index [***]	CPI—annual update	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Cost Estimates
D	Initial Capital		Actual
E	System Acquisition Costs
F	Committed Build-Out Costs			Actual	Actual	Actual	Actual	Actual	#	#	#	#	#	#	#	#	#	#
G	Maintenance Capital Estimates			SP	SP	SP	SP	SP	#	#	#	#	#	#	#	#	#	#
H	Operating Expenses			SP	SP	SP	SP	SP	#	#	#	#	#	#	#	#	#	#
I	Total Costs Before Add backs	D+E+F+G+I	Actual	Actual/SP	Actual/SP	Actual/SP	Actual/SP	Actual/SP	#	#	#	#	#	#	#	#	#	#
Add backs (decreases required cost recovery)
J	Power & Utilities Pass-through *			Actual	Actual	Actual	Actual	Actual	#	#	#	#	#	#	#	#	#	#
K	Compression Revenues*	=$[***] * C * High Pressure Gas Tariff Vol.		Actual	Actual	Actual	Actual	Actual	#	#	#	#	#	#	#	#	#	#
L	Third-Party Contract Revenues	= AA		n/a	n/a	n/a	n/a	n/a	#	#	#	#	#	#	#	#	#	#
M	Residual Value	See description																	#
N	Total Add backs	= J+K+L+M		Actual	Actual	Actual	Actual	Actual	#	#	#	#	#	#	#	#	#	#	#
O	Net Total Costs	= I-N		Actual	Actual	Actual	Actual	Actual	#	#	#	#	#	#	#	#	#	#	#
P	Required Cost Recovery	= XNPV (B, A, O) — XNPV (2014-2018 Actual Revenue)	PV @ [***]% as of 1/1/14
Throughput Estimate (Mbbls or MMcf)
Q	Tariff Volumes			n/a	n/a	n/a	n/a	n/a	#	#	#	#	#	#	#	#	#	#
R	Third Party Volumes			n/a	n/a	n/a	n/a	n/a	#	#	#	#	#	#	#	#	#	#
S	Total Throughput Volumes	= Q + R		Actual	Actual	Actual	Actual	Actual	#	#	#	#	#	#	#	#	#	#
T	Operating Factor			%	%	%	%	%	%	%	%	%	%	%	%	%	%	%
U	Net Throughput	= S * T		#	#	#	#	#	#	#	#	#	#	#	#	#	#	#
V	Escalated Tariff Throughput	= Q * T * C		#	#	#	#	#	#	#	#	#	#	#	#	#	#	#
W	Escalating Tariff Throughput	= XNPV (B, A, V) — XNPV (2014-2018 Actual Throughput)	PV @ [***]% as of 1/1/14
Tariff Rate & Tariff Revenue
X	2019 Tariff Rate in 2014 $	= P / W		n/a	n/a	n/a	n/a	n/a	X * C	X * C	X * C	X * C	X * C	X * C	X * C	X * C	X * C	X * C
Y	Tariff Revenue*	= XNPV (B, A, Y) — XNPV (2014 - '18 Actual Revenue) = P		Actual	Actual	Actual	Actual	Actual	X * C * Q * T	X * C * Q * T	X * C * Q * T	X * C * Q * T	X * C * Q * T	X * C * Q * T	X * C * Q * T	X * C * Q * T	X * C * Q * T	X * C * Q * T
Third Party Contract Rate & Third Party Contract Revenue
Z	Third Party Contract Rate	See description		n/a	n/a	n/a	n/a	n/a	#	#	#	#	#	#	#	#	#	#
AA	Third Party Contract Revenues*			n/a	n/a	n/a	n/a	n/a	Z*R*T	Z*R*T	Z*R*T	Z*R*T	Z*R*T	Z*R*T	Z*R*T	Z*R*T	Z*R*T	Z*R*T
Combined Fee & Combined Revenue
AB	Combined Revenue			n/a	n/a	n/a	n/a	n/a	=Y+AA	=Y+AA	=Y+AA	=Y+AA	=Y+AA	=Y+AA	=Y+AA	=Y+AA	=Y+AA	=Y+AA
AC	2019 Combined Fee in 2019$	= 2019 AB / 2019 V		n/a	n/a	n/a	n/a	n/a	=AB/U	=AB/U	=AB/U	=AB/U	=AB/U	=AB/U	=AB/U	=AB/U	=AB/U	=AB/U

* Note: Not applicable to all tariffs

Exhibit G-2 – Page 8

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT G-3

SECONDARY TERM FEE

Effective as of the first Year of the Secondary Term, each Tariff Gathering Fee and Compression Fee hereunder shall be calculated in the following manner:

1. For the first Year of the Secondary Term applicable to any Subsystem, each such Fee shall be an amount equal to the simple average of: (a) an amount equal to (i) the amount of such Fee for the third to last Year of the applicable Initial Term, increased by (ii) the percentage change in the CPI from the third to last Year of the applicable Initial Term to the first Year of the applicable Secondary Term, (b) an amount equal to (i) the amount of such Fee for the next to last Year of the applicable Initial Term, increased by (ii) the percentage change in the CPI from the next to last Year of the applicable Initial Term to the first Year of the applicable Secondary Term, and (c) an amount equal to (i) the amount of such Fee for the last Year of the applicable Initial Term, increased by (ii) the percentage change in the CPI from the last Year of the applicable Initial Term to the first Year of the applicable Secondary Term.

2. For each Subsystem and each Year during the applicable Term following the first Year of the applicable Secondary Term, each such Fee shall be an amount equal to: (a) the amount of such Fee for the immediately preceding Year (as calculated pursuant to Section 7.1(i)), increased by (b) the percentage change in the CPI from the then-immediately preceding Year to such current Year.

3. For purposes of determining any such Fee pursuant to this Exhibit G-3 during the applicable Secondary Term and thereafter (a) no increase to any such Fee resulting from any application of the CPI adjustment described above in subpart (2)(b) shall exceed 3.0% for any given Year, and (b) no such Fee shall ever be decreased as a result of any application of the CPI adjustment described above in subpart (2)(b) to an amount less than the amount of such Fee as calculated pursuant to Section 7.1(i) for the prior Year.

For the avoidance of doubt, the calculation of any Third Party Gathering Fee and Combined Gathering Fee for each such Year shall each remain as set forth on Exhibit G-2 (other than the Tariff Gathering Fee applicable to such Subsystem and calculations, which will instead be as determined pursuant to this Exhibit G-3 instead of Exhibit G-2).

Exhibit G-3 – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT H

RECEIPT POINTS

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 5

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 6

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 7

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 8

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 9

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 10

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 11

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 12

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 13

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 14

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 15

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 16

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 17

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 18

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 19

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 20

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 21

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 22

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 23

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 24

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 25

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 26

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 27

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 28

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 29

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 30

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 31

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 32

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 33

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 34

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 35

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 36

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 37

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 38

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 39

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 40

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 41

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 42

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 43

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 44

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 45

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 46

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 47

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 48

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 49

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 50

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 51

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 52

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 53

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 54

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 55

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 56

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 57

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 58

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 59

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 60

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 61

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 62

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 63

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 64

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 65

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 66

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 67

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 68

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 69

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 70

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 71

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 72

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 73

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 74

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 75

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit H – Page 76

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Meter Name	Truck/Pipeline	Gas/NGL	METER_NUMBER	Tariff Field	Field Name	Source
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Note: GO=Goliath, RS=Red Sky, HA=Hawkeye

Exhibit H – Page 77

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT I

DELIVERY POINTS

Delivery Point	Downstream Facility	Originating Facility	Gas / Liquids	Notes	Meter#	Existing / Future
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit I – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Delivery Point	Downstream Facility	Originating Facility	Gas / Liquids	Notes	Meter #	Existing / Future
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit I – Page 2

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT J

INSURANCE

Each of the Parties shall maintain or self-insure, and shall require its applicable subcontractors or agents who (a) in the case of Gatherer, are providing any of the System Services hereunder, or (b) in the case of Shipper, are delivering any Gas and/or Injected Liquids to the Receipt Points and/or receiving any Gas, Injected Liquids and/or Drip Liquids at the Delivery Points hereunder, in each case, to maintain or self-insure, during the Term, the following insurance coverage:

1.	Workers' Compensation Insurance, covering obligations under all applicable Laws and employer's liability insurance in the amount of $1,000,000 per occurrence.

2.	General Liability Insurance, including contractual liability, with limits of $1,000,000 combined single limit per occurrence bodily injury and property damage with a $2,000,000 annual aggregate.

3.

Automobile Liability Insurance, with limits of $1,000,000 combined single limit per occurrence bodily injury and property damage. Such automobile insurance will apply to all owned and non-owned vehicles.

Exhibit J – Page 1

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED BY MEANS OF MARKING SUCH PORTIONS WITH BRACKETS (“[***]”) BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

EXHIBIT K

NOTICE INFORMATION

If to Gatherer:

Hess North Dakota Pipelines LLC

1501 McKinney Street

Houston, Texas 77010

Attn:Director, Commercial-Midstream

Fax: (713) 496-8028

Email: michael.frailey@hess.com

with a copy to:

Hess North Dakota Pipelines LLC

1501 McKinney Street

Houston, Texas 77010

Attn: Operations Director

Fax: (713) 496-8028

Email: jtamborski@hess.com

If to Shipper:

Hess Trading Corporation

1501 McKinney Street

Houston, Texas 77010

Attn: Senior Manager, Commercial

Fax: (713) 496-4449

Email: jpaganis@hess.com

with copies to:

Hess Trading Corporation

1501 McKinney Street

Houston, Texas 77010

Attn: HTC Pipeline Scheduler

Fax: (866) 581-8748

Email: ssalch@hess.com

Exhibit K – Page 1